                          (AMERICAN BEACON FUNDS LOGO)

GUIDANCE             |              VISION              |             EXPERIENCE


                  PROSPECTUS
                  March 1, 2006

                  INSTITUTIONAL CLASS

                  EQUITY FUNDS
                  Balanced Fund
                  Large Cap Value Fund
                  Large Cap Growth Fund
                  Mid-Cap Value Fund
                  Small Cap Value Fund
                  International Equity Fund
                  Emerging Markets Fund

                  INDEX FUNDS
                  S&P 500 Index Fund
                  Small Cap Index Fund
                  International Equity Index Fund

                  BOND FUNDS
                  High Yield Bond Fund
                  Intermediate Bond Fund
                  Short-Term Bond Fund
                  Treasury Inflation Protected Securities Fund

                  MONEY MARKET FUNDS
                  Money Market Fund



                                    The Securities and Exchange Commission does not guarantee that the information in this Prospectus or any other mutual fund's prospectus is accurate or complete, nor does it judge the investment merit of the Funds. To state otherwise is a criminal offense.

                          (AMERICAN BEACON FUNDS LOGO)

                             (INSTITUTIONAL CLASS)

TABLE OF CONTENTS

About the Funds
Overview.........................................     2
Balanced Fund....................................     3
Large Cap Value Fund.............................     6
Large Cap Growth Fund............................     9
Mid-Cap Value Fund...............................    12
Small Cap Value Fund.............................    15
International Equity Fund........................    18
Emerging Markets Fund............................    21
S&P 500 Index Fund...............................    24
Small Cap Index Fund.............................    27
International Equity Index Fund..................    30
High Yield Bond Fund.............................    33
Intermediate Bond Fund...........................    36
Short-Term Bond Fund.............................    39
Treasury Inflation Protected Securities Fund.....    42
Money Market Fund................................    45
The Manager......................................    47
SSgA.............................................    48
Fund Asset Management............................    48
The Sub-Advisors.................................    49
Valuation of Shares..............................    56

About Your Investment
Purchase and Redemption of Shares................    56
Market Timing....................................    60
Distributions and Taxes..........................    60

Additional Information
Distribution of Fund Shares......................    61
Master-Feeder Structure..........................    61
Portfolio Holdings...............................    61
Delivery of Documents............................    62
Financial Highlights.............................    62
Additional Information...................... Back Cover

ABOUT THE FUNDS
--------------------------------------------------------------------------------

Overview
--------

The American Beacon Funds (the "Funds") are managed by American Beacon Advisors, Inc. (the "Manager"), a wholly owned subsidiary of AMR Corporation.

The S&P 500 Index, Small Cap Index, International Equity Index and Money Market Funds operate under a master-feeder structure (the "Master-Feeder Funds"). Each Master-Feeder Fund seeks its investment objective by investing all of its investable assets in a corresponding portfolio with a similar name and identical investment objective.

- The Money Market Funds invest all of their investable assets in a corresponding portfolio of the American Beacon Master Trust ("Master Trust"), formerly known as the AMR Investment Services Trust. The Master Trust is managed by the Manager.

- The S&P 500 Index Fund invests all of its investable assets in the State Street Equity 500 Index Portfolio. The State Street Equity 500 Index Portfolio is managed by SSgA Funds Management, Inc. ("SSgA"), a subsidiary of State Street Corp. and an affiliate of State Street Bank and Trust Company.

- The Small Cap Index and International Equity Index Funds invest all of their investable assets in corresponding portfolios of the Quantitative Master Series Trust ("Index Trust"). The Index Trust is managed by Fund Asset Management, L.P. ("FAM"), a Delaware limited partnership, the partners of which are Merrill Lynch & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services.

Throughout this Prospectus, statements regarding investments by a Master-Feeder Fund refer to investments made by its corresponding portfolio. For easier reading, the term "Fund" is used throughout the Prospectus to refer to either a Fund or its portfolio, unless stated otherwise. See "Master-Feeder Structure".



   Fund shares are only available in states in which they are authorized for purchase.

--------------------------------------------------------------------------------

About the Funds                         2                             Prospectus

AMERICAN BEACON

BALANCED FUND(SM)
--------------------------------------------------------------------------------


Investment Objective
--------------------

Income and capital appreciation.


Principal Strategies
--------------------

Ordinarily, between 50% and 70% of the Fund's total assets are invested in equity securities and between 30% and 50% of the Fund's total assets are invested in debt securities.

The Fund's equity investments may include common stocks, preferred stocks, securities convertible into common stocks, U.S. dollar-denominated American Depositary Receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as "stocks").

The Fund's assets are currently allocated among the Manager and the following three investment sub-advisors:

  Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow")

  Brandywine Asset Management, LLC ("Brandywine")

  Hotchkis and Wiley Capital Management, LLC ("Hotchkis")

The Manager intends to allocate all new assets, generally on an equal basis, between Barrow and Brandywine, who each decide the proportion of assets to invest in equity and fixed income securities in accordance with the Fund's guidelines. The Manager does not anticipate allocating any new assets to Hotchkis, as they have reached their capacity limit for large cap value assets nor does the Manager anticipate allocating any new assets to itself, other than to periodically rebalance the proportion of assets invested in equity and fixed income securities managed by Hotchkis and the Manager, respectively.

The Fund's sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the S&P 500(R) Index):


- above-average earnings growth potential,

- below-average price to earnings ratio,

- below-average price to book value ratio, and

- above-average dividend yields.

Each of the Fund's sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Manager believes that this strategy will help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk.

The Fund's investments in debt securities may include: obligations of the U.S. Government, its agencies and instrumentalities (some of which are not backed by the full faith and credit of the U.S. Government); U.S. corporate debt securities, such as notes and bonds; mortgage-backed securities; asset-backed securities; master-demand notes; Yankeedollar and Eurodollar bank certificates of deposit, time deposits, bankers' acceptances, commercial paper and other notes; and other debt securities. The Fund will only buy debt securities that are investment grade at the time of purchase. Investment grade securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security (such as Standard & Poor's Ratings Services or Moody's Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. The Fund, at the discretion of the Manager or the applicable sub-advisor, may retain a security that has been downgraded below the initial investment criteria.

In determining which debt securities to buy and sell, the Manager and the sub-advisors generally use a "top-down" or "bottom-up" investment strategy, or a combination of both strategies.

The top-down fixed income investment strategy is implemented as follows:


- Develop an overall investment strategy, including a portfolio duration target, by examining the current trends in the U.S. economy.

- Set desired portfolio maturity structure by comparing the differences between corporate and U.S. Government securities of similar duration to judge their potential for optimal return in accordance with the target duration benchmark.

- Determine the weightings of each security type by analyzing the difference in yield spreads between corporate and U.S. Government securities.

- Select specific debt securities within each security type.

- Review and monitor portfolio composition for changes in credit, risk-return profile and comparisons with benchmarks.


--------------------------------------------------------------------------------

Prospectus                              3                        About the Funds

AMERICAN BEACON

--------------------------------------------------------------------------------

The bottom-up fixed income investment strategy is implemented as follows:


- Search for eligible securities with a yield to maturity advantage versus a U.S. Government security with a similar maturity.

- Evaluate credit quality of the securities.

- Perform an analysis of the expected price volatility of the securities to changes in interest rates by examining actual price volatility between U.S. Government and non-U.S. Government securities.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.


Principal Risk Factors
----------------------

MARKET RISK (STOCKS)
Since this Fund invests a substantial portion of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund's investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual companies and general market and economic conditions.

VALUE STOCKS RISK (STOCKS)
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund's investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

INTEREST RATE RISK (BONDS)
The Fund is subject to the risk that the market value of the bonds it holds will decline due to rising interest rates. When interest rates rise, the prices of most bonds go down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

CREDIT RISK (BONDS)
The Fund is subject to the risk that the issuer of a bond, including a U.S. Government agency not backed by the full faith and credit of the U.S. Government, will fail to make timely payment of interest or principal. A decline in an issuer's credit rating can cause its price to go down.

PREPAYMENT AND EXTENSION RISK (BONDS)
The Fund's investments in asset-backed and mortgage-backed securities are subject to the risk that the principal amount of the underlying collateral may be repaid prior to the bond's maturity date. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate. Conversely, a decrease in expected prepayments may result in the extension of a security's effective maturity and a decline in its price.

FOREIGN INVESTING RISK
Investing in the securities of foreign companies carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, (4) increased price volatility, and (5) adverse impact of conversion to the euro for countries joining the European Monetary Union.

SECURITIES SELECTION RISK
Securities selected by the Manager or a sub-advisor for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

INVESTMENT RISKS
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.


Historical Performance
----------------------

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to three broad-based market indices, an index specific to the Fund's strategy and the Lipper Balanced Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market indices and the index specific to the Fund's strategy do not reflect fees, expenses or taxes. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------

About the Funds                         4                             Prospectus

AMERICAN BEACON

--------------------------------------------------------------------------------

                                (AMR BAR CHART)
          TOTAL RETURN FOR THE CALENDAR YEAR ENDED 12/31 OF EACH YEAR

96..........................................................  13.96%
97..........................................................  19.87%
98..........................................................   8.28%
99..........................................................  -3.59%
00..........................................................  10.57%
01..........................................................   5.59%
02..........................................................  -7.49%
03..........................................................  24.26%
04..........................................................  13.09%
05..........................................................   6.53%

Highest Quarterly Return:                 13.81%
  (1/1/96 through 12/31/05)         (2nd Quarter 2003)
Lowest Quarterly Return:                 -10.83%
  (1/1/96 through 12/31/05)         (3rd Quarter 2002)

                                AVERAGE ANNUAL TOTAL RETURN
                               -----------------------------
                                      AS OF 12/31/05
                               -----------------------------
                               1 YEAR    5 YEARS    10 YEARS
                               ------    -------    --------
RETURN BEFORE TAXES            6.53%      7.90%      8.71%
RETURN AFTER TAXES ON
  DISTRIBUTIONS                5.01%      6.81%      6.35%
RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                  5.39%      6.34%      6.26%
------------------------------------------------------------
Linked S&P 500/Citigroup
  Value Index(1)               6.16%      2.50%      9.42%
S&P 500 Index(2)               4.91%      0.55%      9.07%
Lehman Bros. Aggregate
  Index(3)                     2.43%      5.87%      6.16%
Balanced Composite Index(4)    4.75%      4.21%      8.46%
Lipper Balanced Funds Index    5.20%      3.51%      7.58%

(1) The Linked S&P 500/Citigroup Value Index represents returns of the S&P 500/Barra Value Index ("Barra Index") up to October 31, 2005 and the S&P 500/Citigroup Value Style Index ("Citigroup Index") thereafter. The Barra Index is a market value weighted index of stocks with book-to-price ratios in the top 50% of the S&P 500 Index. The Citigroup Index is a market value weighted index of stocks in the S&P 500 that score highest based on an average of book-to-price ratio, cash flow-to-price ratio, sales-to-price ratio, and dividend yield, representing 50% of the total market value of the S&P 500.

(2) The S&P 500 Index is an unmanaged index of common stocks publicly traded in the United States.

(3) The Lehman Brothers Aggregate Index is a market value weighted performance benchmark for government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities.

(4) To reflect the Fund's allocation of its assets between investment grade fixed-income securities and equity securities, the Manager has combined the returns of the Linked S&P 500/Citigroup Value Index and the Lehman Brothers Aggregate Index in a 60%/40% proportion.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Fees and Expenses
-----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Balanced Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                       0.28%
Distribution (12b-1) Fees                             0.00
Other Expenses                                        0.28
                                                      ----
TOTAL ANNUAL FUND OPERATING EXPENSES                  0.56%
                                                      ====


Example
-------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR ..................................   $57
3 YEARS..................................  $179
5 YEARS..................................  $313
10 YEARS.................................  $701



Portfolio Holdings
------------------

A description of the Fund's policies and procedures regarding the disclosure of portfolio holdings is available in the Fund's Statement of Additional Information, which you may access on the Funds' website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.


--------------------------------------------------------------------------------

Prospectus                              5                        About the Funds

AMERICAN BEACON

LARGE CAP VALUE FUND(SM)
--------------------------------------------------------------------------------


Investment Objective
--------------------

Long-term capital appreciation and current income.


Principal Strategies
--------------------

Ordinarily, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of large market capitalization U.S. companies. These companies generally have market capitalizations similar to the market capitalization of the companies in the Russell 1000(R) Index(1) at the time of investment. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. As of January 31, 2006, the market capitalizations of the companies in the Russell 1000 Index ranged from $591 million to $399 billion. The Fund's investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, U.S. dollar-denominated American Depositary Receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as "stocks").

The Fund's assets are currently allocated among four investment sub-advisors:

  Barrow, Hanley, Mewhinney & Strauss, Inc.

  Brandywine Asset Management, LLC

  Hotchkis and Wiley Capital Management, LLC

  Metropolitan West Capital Management, LLC

The Manager does not anticipate allocating any new assets to Hotchkis and Wiley Capital Management, LLC, as they have reached their capacity limit for large cap value assets. The Manager intends to allocate all new assets, generally on an equal basis, among Barrow, Hanley, Mewhinney & Strauss, Inc., Brandywine Asset Management, LLC and Metropolitan West Capital Management, LLC.

The Fund's sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the S&P 500(R) Index):


- above-average earnings growth potential,

- below-average price to earnings ratio,

- below-average price to book value ratio, and

- above-average dividend yields.

Each of the Fund's sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Manager believes that this strategy will help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security (such as Standard & Poor's Ratings Services or Moody's Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund's name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.


Principal Risk Factors
----------------------

MARKET RISK
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund's investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual companies and general market and economic conditions.

VALUE STOCKS RISK
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund's investments in value stocks may limit its downside risk over time, the

---------------

(1)  The Russell 1000 (R) Index is a service mark of Frank Russell Company.


--------------------------------------------------------------------------------

About the Funds                         6                             Prospectus

AMERICAN BEACON

--------------------------------------------------------------------------------

Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

FOREIGN INVESTING RISK
Investing in the securities of foreign companies carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, (4) increased price volatility, and (5) adverse impact of conversion to the euro for countries joining the European Monetary Union.

SECURITIES SELECTION RISK
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

INVESTMENT RISKS
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Historical Performance
----------------------

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to two broad-based market indices and the Lipper Multi-Cap Value Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market indices do not reflect fees, expenses or taxes. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                                (AMR BAR CHART)

          TOTAL RETURN FOR THE CALENDAR YEAR ENDED 12/31 OF EACH YEAR

96..........................................................   21.09%
97..........................................................   26.48%
98..........................................................    6.17%
99..........................................................   -4.62%
00..........................................................   11.44%
01..........................................................    2.10%
02..........................................................  -15.89%
03..........................................................   35.76%
04..........................................................   19.43%
05..........................................................    9.93%

Highest Quarterly Return:                19.92%
  (1/1/96 through 12/31/05)        (2nd Quarter 2003)
Lowest Quarterly Return:                -18.63%
  (1/1/96 through 12/31/05)        (3rd Quarter 2002)

                                 AVERAGE ANNUAL TOTAL RETURN
                                 ----------------------------
                                        AS OF 12/31/05
                                 ----------------------------
                                 1 YEAR   5 YEARS    10 YEARS
                                 ------   --------   --------
RETURN BEFORE TAXES              9.93%     8.89%      10.22%
RETURN AFTER TAXES ON
  DISTRIBUTIONS                  9.07%     8.23%       8.25%
RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                    7.40%     7.42%       7.91%
-------------------------------------------------------------
Linked S&P 500/Citigroup Value
  Index(1)                       6.16%     2.50%       9.42%
S&P 500 Index(2)                 4.91%     0.55%       9.07%
Lipper Multi-Cap Value Funds
  Index                          6.33%     6.25%       9.91%

(1) The Linked S&P 500/Citigroup Value Index represents returns of the S&P 500/Barra Value Index ("Barra Index") up to October 31, 2005 and the S&P 500/Citigroup Value Style Index ("Citigroup Index") thereafter. The Barra Index is a market value weighted index of stocks with book-to-price ratios in the top 50% of the S&P 500 Index. The Citigroup Index is a market value weighted index of stocks in the S&P 500 that score highest based on an average of book-to-price ratio, cash flow-to-price ratio, sales-to-price ratio, and dividend yield, representing 50% of the total market value of the S&P 500.

(2) The S&P 500 Index is an unmanaged index of common stocks publicly traded in the United States.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.



--------------------------------------------------------------------------------

Prospectus                              7                        About the Funds

AMERICAN BEACON

--------------------------------------------------------------------------------


Fees and Expenses
-----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Large Cap Value Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                        0.30%
Distribution (12b-1) Fees                              0.00
Other Expenses                                         0.30
                                                       ----
TOTAL ANNUAL FUND OPERATING EXPENSES                   0.60%
                                                       ====



Example
-------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR....................................   $61
3 YEARS...................................  $192
5 YEARS...................................  $335
10 YEARS..................................  $750


Portfolio Holdings
------------------

A description of the Fund's policies and procedures regarding the disclosure of portfolio holdings is available in the Fund's Statement of Additional Information, which you may access on the Funds' website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.



--------------------------------------------------------------------------------

About the Funds                         8                             Prospectus

AMERICAN BEACON

LARGE CAP GROWTH FUND(SM)
--------------------------------------------------------------------------------


Investment Objective
--------------------

Long-term capital appreciation.


Principal Strategies
--------------------

Ordinarily, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of large market capitalization U.S. companies. These companies generally have market capitalizations similar to the market capitalization of the companies in the Russell 1000 Index at the time of investment. The Russell 1000(R) Index(1) measures the performance of the 1,000 largest U.S. companies based on total market capitalization. As of January 31, 2006, the market capitalizations of the companies in the Russell 1000 Index ranged from $591 million to $399 billion. The Fund's investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, U.S. dollar-denominated American Depositary Receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as "stocks") that the investment sub-advisors believe have above-average growth potential.

The Manager currently allocates the Fund's assets, generally on an equal basis, between two sub-advisors:

  Goldman Sachs Asset Management, L.P. ("GSAM")

  J.P. Morgan Investment Management Inc. ("J.P. Morgan")

GSAM utilizes quantitative techniques and fundamental research in seeking to maximize its portion of the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000(R) Growth Index.(1) GSAM attempts to structure a portfolio that overweights stocks that it believes are attractively valued and profitable with positive momentum, better than average quality earnings and positive sentiment.

J.P. Morgan attempts to allocate its portion of the Fund's assets across industries in weightings similar to those of the Russell 1000 Growth Index. Within each industry, J.P. Morgan modestly overweights stocks that it determines to be undervalued or fairly valued, while modestly underweighting or not holding stocks that appear overvalued.

The Fund's investment strategies are likely to result in a portfolio turnover rate greater than 100%. Portfolio turnover is a measure of the Fund's trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase the Fund's transaction costs and possibly have a negative impact on performance. Frequent trading by the Fund could also result in increased short-term capital gain distributions to shareholders, which are taxable as ordinary income.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security (such as Standard & Poor's Ratings Services or Moody's Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund's name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.


Principal Risk Factors
----------------------

MARKET RISK
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund's investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual companies and general market and economic conditions.

GROWTH COMPANIES RISK
Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth com-

---------------

(1) Russell 1000(R) Index and Russell 1000(R) Growth Index are service marks of the Frank Russell Company.


--------------------------------------------------------------------------------

Prospectus                              9                        About the Funds

AMERICAN BEACON

--------------------------------------------------------------------------------

pany stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

FOREIGN INVESTING RISK
Investing in the securities of foreign companies carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, (4) increased price volatility, and (5) adverse impact of conversion to the euro for countries joining the European Monetary Union.

SECURITIES SELECTION RISK
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

INVESTMENT RISKS
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Historical Performance
----------------------

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index and the Lipper Large-Cap Growth Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                                (AMR BAR CHART)



          TOTAL RETURN FOR THE CALENDAR YEAR ENDED 12/31 OF EACH YEAR

01..........................................................  -20.97%
02..........................................................  -29.03%
03..........................................................   31.52%
04..........................................................    9.38%
05..........................................................    3.70%

Highest Quarterly Return:                 14.97%
  (1/1/01 through 12/31/05)         (4th Quarter 2001)
Lowest Quarterly Return:                 -21.98%
  (1/1/01 through 12/31/05)         (1st Quarter 2001)

                              AVERAGE ANNUAL TOTAL RETURN
                           ----------------------------------
                                     AS OF 12/31/05
                           ----------------------------------
                                              SINCE INCEPTION
                           1 YEAR   5 YEAR       (7/31/00)
                           ------   -------   ---------------
RETURN BEFORE TAXES        3.70%    -3.50%         -7.41%
RETURN AFTER TAXES ON
  DISTRIBUTIONS            3.62%    -3.57%         -7.47%
RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE
  OF FUND SHARES           2.51%    -2.96%         -6.14%
-------------------------------------------------------------
Russell 1000(R) Growth
  Index(1)                 5.26%    -3.58%         -7.72%
Lipper Large-Cap Growth
  Funds Index              7.58%    -4.29%         -7.46%

(1) The Russell 1000 Growth Index is an unmanaged index of those stocks in the Russell 1000 Index with above-average price-to-book ratios and above-average forecasted growth values.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.



--------------------------------------------------------------------------------

About the Funds                        10                             Prospectus

AMERICAN BEACON

--------------------------------------------------------------------------------



Fees and Expenses
-----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Large Cap Growth Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                        0.53%(1)
Distribution (12b-1) Fees                              0.00
Other Expenses                                         4.11
                                                       ----
Total Annual Fund Operating Expenses                   4.64%
                                                       ====
Expense Reimbursement                                  3.74%(2)
NET EXPENSES                                           0.90%(3)

(1) Management Fees have been restated to reflect current fees.

(2) The Manager has contractually agreed to reimburse the Fund for Other Expenses through February 28, 2007 to the extent that Total Annual Fund Operating Expenses exceed 0.90%. The contractual expense reimbursement can be changed by approval of a majority of the Fund's Board of Trustees. In addition, the Manager may decide voluntarily to waive additional fees or reimburse the Fund for other expenses. The Manager can be reimbursed by the Fund for any contractual or voluntary fee waivers or expense reimbursements made on or after July 10, 2003 (the date this reimbursement policy was approved by the Board of Trustees). Such reimbursements to the Manager will be made only if the reimbursement (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Fund's Total Annual Fund Operating Expenses to exceed 0.90%.

(3) The contractual expense limitation excludes interest, taxes, brokerage commissions and extraordinary expenses.


Example
-------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Because the Manager has contractually agreed to reimburse expenses only through February 28, 2007, Net Expenses were used to calculate the cost in year one, and Total Annual Fund Operating Expenses were used to calculate costs for years two through ten. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR .................................     $92
3 YEARS.................................  $1,061
5 YEARS.................................  $2,038
10 YEARS................................  $4,510


Portfolio Holdings
------------------

A description of the Fund's policies and procedures regarding the disclosure of portfolio holdings is available in the Fund's Statement of Additional Information, which you may access on the Funds' website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.



--------------------------------------------------------------------------------

Prospectus                             11                        About the Funds

AMERICAN BEACON

MID-CAP VALUE FUND(SM)
--------------------------------------------------------------------------------


Investment Objective
--------------------

Long-term capital appreciation and current income.


Principal Strategies
--------------------

Ordinarily, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of U.S. companies with market capitalizations between $1 billion and $10 billion at the time of investment. The Fund's investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, U.S. dollar-denominated American Depositary Receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as "stocks").

The Manager currently allocates the Fund's assets, generally on an equal basis, between two sub-advisors:

  Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow")

  Pzena Investment Management, LLC ("Pzena")

In general, the sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the Russell Midcap(TM) Index(1)):


- above-average earnings growth potential,

- below-average price to earnings ratio,

- below-average price to book value ratio, and

- above-average dividend yields.

Barrow invests in medium-sized companies with low price to earnings and price to book value ratios and high dividend yields in relation to the Russell Midcap Index. Through extensive research and meetings with company management teams, Barrow seeks to identify companies that not only possess these three characteristics, but that also exhibit high or improving profitability translating into earnings growth above that of the overall Russell Midcap Index. Barrow's portfolio will generally consist of 35 to 45 stocks.

Pzena invests in medium-sized companies and intends to maintain a concentrated portfolio of 30 to 40 stocks selected from the most undervalued or "deep" value portion of its investment universe. Pzena looks for companies within that universe that sell for a low price relative to normal earnings (with "normal earnings" defined as a 5 year estimate of what the company should earn in a normal environment based on research of the company's history and the history of its industry).

Each of the Fund's sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a security is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Manager believes that this strategy will help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security (such as Standard & Poor's Ratings Services or Moody's Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund's name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors
----------------------

MARKET RISK
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund's investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual companies and general market and economic conditions.

MID-CAPITALIZATION COMPANIES RISK
Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and

---------------

(1)   The Russell Midcap Index is a trademark of the Frank Russell Company.


--------------------------------------------------------------------------------

About the Funds                        12                             Prospectus

AMERICAN BEACON

--------------------------------------------------------------------------------

more established companies, since smaller companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be sensitive to expected changes in interest rates, borrowing costs and earnings.

VALUE STOCKS RISK
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund's investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

FOREIGN INVESTING RISK
Investing in the securities of foreign companies carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, (4) increased price volatility, and (5) adverse impact of conversion to the euro for countries joining the European Monetary Union.

SECURITIES SELECTION RISK
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

INVESTMENT RISKS
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.


Historical Performance
----------------------

The bar chart and table below provide an indication of risk by showing how the Fund has performed for periods ended December 31, 2005. The table shows how the Fund's performance compares to a broad-based market index and the Lipper Mid-Cap Value Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. The Institutional Class of the Fund began offering its shares on November 30, 2005. However, another class of shares of the Fund not offered in this Prospectus began offering its shares on June 30, 2004. In the chart and table below, performance results before November 30, 2005 are for the older class. The older class had a similar expense structure to the Institutional Class of the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                                (AMR BAR CHART)


               TOTAL RETURN FOR THE CALENDAR YEAR ENDED 12/31/05

05..........................................................  9.05%

Highest Quarterly Return:                 3.37%
  (1/1/05 through 12/31/05)         (2nd Quarter 2005)
Lowest Quarterly Return:                  0.80%
  (1/1/05 through 12/31/05)         (1st Quarter 2005)

                                 AVERAGE ANNUAL TOTAL RETURN
                                 ----------------------------
                                        AS OF 12/31/05
                                 ----------------------------
                                              SINCE INCEPTION
                                 1 YEAR          (6/30/04)
                                 ------       ---------------
RETURN BEFORE TAXES              9.05%            14.59%
RETURN AFTER TAXES ON
  DISTRIBUTIONS                  1.80%             9.39%
RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                    7.20%             9.91%
-------------------------------------------------------------
Russell Midcap(TM) Value
  Index(1)                       12.65%           19.13%
Lipper Mid-Cap Value Funds
  Index                          8.75%            13.21%

(1) The Russell Midcap Value Index is an unmanaged index of those stocks in the Russell Midcap Index with below-average price-to-book ratios and below-average forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell
    1000 (R) Index. Russell Midcap Index is a trademark, and Russell 1000 Index is a service mark of Frank Russell Company.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.


--------------------------------------------------------------------------------

Prospectus                             13                        About the Funds

AMERICAN BEACON

--------------------------------------------------------------------------------



Fees and Expenses
-----------------

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Mid-Cap Value Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                        0.67%
Distribution (12b-1) Fees                              0.00
Other Expenses                                         0.35(1)
                                                       ----
Total Annual Fund Operating Expenses                   1.02%
                                                       ====
Expense Reimbursement                                  0.01%(2)
NET EXPENSES                                           1.01%(3)

(1) Other Expenses are based on estimates for the current fiscal year.

(2) The Manager has contractually agreed to reimburse the Fund for Other Expenses through February 28, 2007 to the extent that Total Annual Fund Operating Expenses exceed 1.01%. The contractual expense reimbursement can be changed by approval of a majority of the Fund's Board of Trustees. In addition, the Manager may decide voluntarily to waive additional fees or reimburse the Fund for other expenses. The Manager can be reimbursed by the Fund for any contractual or voluntary fee waivers or expense reimbursements made on or after the inception date of the Fund. Such reimbursements to the Manager will be made only if the reimbursement (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Fund's Total Annual Fund Operating Expenses to exceed 1.01%.

(3) The contractual expense limitation excludes interest, taxes, brokerage commissions and extraordinary expenses.


Example
-------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Because the Manager has contractually agreed to reimburse expenses only through February 28, 2007, Net Expenses were used to calculate the cost in year one, and Total Annual Fund Operating Expenses were used to calculate costs for years two through ten. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR..................................    $103
3 YEARS.................................    $324
5 YEARS.................................    $562
10 YEARS................................  $1,247



Portfolio Holdings
------------------

A description of the Fund's policies and procedures regarding the disclosure of portfolio holdings is available in the Fund's Statement of Additional Information, which you may access on the Funds' website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.



--------------------------------------------------------------------------------

About the Funds                        14                             Prospectus

AMERICAN BEACON

SMALL CAP VALUE FUND(SM)
--------------------------------------------------------------------------------


Investment Objective
--------------------

Long-term capital appreciation and current income.


Principal Strategies
--------------------

Ordinarily, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of small market capitalization U.S. companies. These companies generally have market capitalizations of $3 billion or less at the time of investment. The Fund's investments may include common stocks, preferred stocks, securities convertible into common stocks, U.S. dollar-denominated American Depositary Receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively, "stocks").

The Manager currently allocates the Fund's assets among eight investment sub-advisors:

  Barrow, Hanley, Mewhinney & Strauss, Inc.
  ("Barrow")

  Brandywine Asset Management, LLC
  ("Brandywine")

  Dreman Value Management, LLC ("Dreman")

  Hotchkis and Wiley Capital Management, LLC
  ("Hotchkis")

  Metropolitan West Capital Management, LLC ("MetWest Capital")

  Opus Capital Management, Inc. ("Opus")

  SSgA Funds Management, Inc. ("SSgA")

  The Boston Company Asset Management, LLC
  ("The Boston Company")

The Manager does not anticipate allocating any new assets to Barrow or Hotchkis, as these sub-advisors have reached their capacity limit for small cap assets. The Manager intends to allocate new assets among Brandywine, Dreman, MetWest Capital, Opus, SSgA and The Boston Company as their capacity commitments to the Fund permit.

The sub-advisors, except SSgA, select stocks that, in their opinion, have most or all of the following characteristics (relative to the Russell 2000(R) Index(1)):


- above-average earnings growth potential,

- below-average price to earnings ratio, and

- below-average price to book value ratio.

SSgA pursues an enhanced index strategy, seeking to outperform the Russell 2000(R) Value Index (the "Index") by selecting stocks that are undervalued by the market and that possess superior earnings growth potential. In deciding to purchase or hold a stock, SSgA considers perspectives on the stock's growth potential and valuation as well as sentiment toward the stock by the market and the company's management. As an essential component of its investment process, SSgA attempts to control risk by constructing a portfolio with overall characteristics similar to the Index.

Each of the sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Manager believes that this strategy will help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security (such as Standard & Poor's Ratings Services or Moody's Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund's name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.


Principal Risk Factors
----------------------

MARKET RISK
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the

---------------

(1)   Russell 2000 (R) Index is a service mark of the Frank Russell Company.


--------------------------------------------------------------------------------

Prospectus                             15                        About the Funds

AMERICAN BEACON

--------------------------------------------------------------------------------

possibility that the value of the Fund's investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual companies and general market and economic conditions.

SMALL CAPITALIZATION COMPANIES RISK
Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since smaller companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

VALUE STOCKS RISK
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund's investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

FOREIGN INVESTING RISK
Investing in the securities of foreign companies carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, (4) increased price volatility, and (5) adverse impact of conversion to the euro for countries joining the European Monetary Union.

SECURITIES SELECTION RISK
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

INVESTMENT RISKS
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.


Historical Performance
----------------------

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index and the Lipper Small-Cap Value Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                                (AMR BAR CHART)


          TOTAL RETURN FOR THE CALENDAR YEAR ENDED 12/31 OF EACH YEAR

99..........................................................  -4.79%
00..........................................................  18.99%
01..........................................................  27.99%
02..........................................................  -6.80%
03..........................................................  51.77%
04..........................................................  23.51%
05..........................................................   5.79%

Highest Quarterly Return:                24.86%
  (1/1/99 through 12/31/05)        (2nd Quarter 2003)
Lowest Quarterly Return:                -20.88%
  (1/1/99 through 12/31/05)        (3rd Quarter 2002)

                                 AVERAGE ANNUAL TOTAL RETURN
                              ----------------------------------
                                        AS OF 12/31/05
                              ----------------------------------
                                                 SINCE INCEPTION
                              1 YEAR   5 YEARS     (12/31/98)
                              ------   -------   ---------------
RETURN BEFORE TAXES           5.79%    18.79%        15.12%
RETURN AFTER TAXES ON
  DISTRIBUTIONS               4.76%    17.38%        13.77%
RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                 4.51%    15.81%        12.60%
----------------------------------------------------------------
Russell 2000(R) Value
  Index(1)                    4.71%    13.55%        12.53%
Lipper Small-Cap Value Funds
  Index                       7.46%    14.76%        12.92%

(1) The Russell 2000 Value Index is an unmanaged index of those stocks in the Russell 2000 Index with below-average price-to-book ratios and below-average forecasted growth values. Russell 2000 (R) Value Index is a service mark of the Frank Russell Company.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If you hold your Fund shares


--------------------------------------------------------------------------------

About the Funds                        16                             Prospectus

AMERICAN BEACON

--------------------------------------------------------------------------------

through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.


Fees and Expenses
-----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Value Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                        0.50%
Distribution (12b-1) Fees                              0.00
Other Expenses                                         0.37
                                                       ----
TOTAL ANNUAL FUND OPERATING EXPENSES                   0.87%
                                                       ====



Example
-------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR .................................     $89
3 YEARS.................................    $278
5 YEARS.................................    $482
10 YEARS................................  $1,073



Portfolio Holdings
------------------

A description of the Fund's policies and procedures regarding the disclosure of portfolio holdings is available in the Fund's Statement of Additional Information, which you may access on the Funds' website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.



--------------------------------------------------------------------------------

Prospectus                             17                        About the Funds

AMERICAN BEACON

INTERNATIONAL EQUITY FUND(SM)
--------------------------------------------------------------------------------


Investment Objective
--------------------

Long-term capital appreciation.

Principal Strategies
--------------------

Ordinarily, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in common stocks and securities convertible into common stocks (collectively, "stocks") of issuers based in at least three different countries located outside the United States. The Fund will primarily invest in countries comprising the Morgan Stanley Capital International Europe Australasia Far East Index ("EAFE Index"). The EAFE Index is comprised of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the EAFE Index are selected from among the larger capitalization companies in these markets.

The Fund's assets are currently allocated among four investment sub-advisors:

  Causeway Capital Management LLC

  Lazard Asset Management LLC

  Templeton Investment Counsel, LLC

  The Boston Company Asset Management, LLC
  ("The Boston Company")

The Manager does not anticipate allocating any new assets to Causeway Capital Management LLC, as they have reached their capacity limit for international large cap value assets. The Manager intends to allocate all new assets among Lazard Asset Management LLC, Templeton Investment Counsel, LLC and The Boston Company. The Boston Company has recently been selected as a sub-advisor to the Fund, and as such, the Manager intends to gradually increase the portion of Fund assets under The Boston Company's management to approximate that of the other sub-advisors.

The sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to that stock's country, sector or industry):


- above-average return on equity or earnings growth potential,

- below-average price to earnings or price to cash flow ratio,

- below-average price to book value ratio, and

- above-average dividend yields.

The sub-advisors may consider potential changes in currency exchange rates when choosing stocks. Each of the sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Manager believes that this strategy will help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk. A sub-advisor may trade forward foreign currency contracts or currency futures in an attempt to reduce the Fund's risk exposure to adverse fluctuations in currency exchange rates.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security (such as Standard & Poor's Ratings Services or Moody's Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund's name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors
----------------------

MARKET RISK
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund's investments in stocks of a particular country will decline due to drops in that country's stock market. In general, the value of the Fund will move in the same direction as the international stock markets in which it invests, which will vary from day to day in response to the activities of individual companies and general market, economic and political conditions of that country.

FOREIGN INVESTING RISK
Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of


--------------------------------------------------------------------------------

About the Funds                        18                             Prospectus

AMERICAN BEACON

--------------------------------------------------------------------------------

uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, (7) delays in transaction settlement in some foreign markets, and (8) adverse impact of conversion to the euro for countries joining the European Monetary Union.

MARKET TIMING RISK
Because the Fund invests in foreign securities, it is particularly subject to the risk of market timing activities. The Fund generally prices foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund's determination of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the net asset value of the Fund's shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While the Manager monitors trading in Fund shares, there is no guarantee that it can detect all market timing activities. For further information regarding the Fund's fair valuation and market timing policies, please see the sections titled Valuation of Shares and Market Timing.

DERIVATIVES RISK
The Fund may use derivatives, such as futures contracts and foreign currency forward contracts as a hedge against foreign currency fluctuations. There can be no assurance that any strategy used will succeed. If one of the sub-advisors incorrectly forecasts currency exchange rates in utilizing a derivatives strategy for the Fund, the Fund could lose money.

SECURITIES SELECTION RISK
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

INVESTMENT RISKS
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Historical Performance
----------------------

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index and the Lipper International Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                                (AMR BAR CHART)

          TOTAL RETURN FOR THE CALENDAR YEAR ENDED 12/31 OF EACH YEAR

96.............................   19.78%
97.............................    9.56%
98.............................   11.73%
99.............................   26.91%
00.............................   -4.14%
01.............................  -15.43%
02.............................  -14.09%
03.............................   41.88%
04.............................   23.92%
05.............................   11.10%

Highest Quarterly Return:                 21.82%
  (1/1/96 through 12/31/05)         (2nd Quarter 2003)
Lowest Quarterly Return:                 -22.41%
  (1/1/96 through 12/31/05)         (3rd Quarter 2002)

                                 AVERAGE ANNUAL TOTAL RETURN
                                 ---------------------------
                                       AS OF 12/31/05
                                 ---------------------------
                                 1 YEAR   5 YEARS   10 YEARS
                                 ------   -------   --------
RETURN BEFORE TAXES              11.10%    7.25%     9.73%
RETURN AFTER TAXES ON
  DISTRIBUTIONS                  9.78%     6.63%     8.47%
RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                    8.92%     6.10%     7.99%
------------------------------------------------------------
EAFE Index(1)                    13.54%    4.55%     5.84%
Lipper International Funds
  Index                          15.67%    5.33%     7.74%

(1) The EAFE Index is an unmanaged index of international stock investment performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.


--------------------------------------------------------------------------------

Prospectus                             19                        About the Funds

AMERICAN BEACON

--------------------------------------------------------------------------------


Fees and Expenses
-----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the International Equity Fund.(1)

Shareholder Fees
(fees paid directly from your investment)

Redemption Fee
(as a percentage of amount redeemed, if applicable)    2.00%(2)

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                        0.35%
Distribution (12b-1) Fees                              0.00
Other Expenses                                         0.35
                                                       ----
TOTAL ANNUAL FUND OPERATING EXPENSES                   0.70%
                                                       ====

(1) The expense table and the Example below reflect the expenses of both the Fund and the International Equity Portfolio of the Master Trust.

(2) Fee applies to the proceeds of shares that are redeemed within 90 days of their purchase.

Example
-------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR ...................................   $72
3 YEARS...................................  $224
5 YEARS...................................  $390
10 YEARS..................................  $871



Portfolio Holdings
------------------

A description of the Fund's policies and procedures regarding the disclosure of portfolio holdings is available in the Fund's Statement of Additional Information, which you may access on the Funds' website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.



--------------------------------------------------------------------------------

About the Funds                        20                             Prospectus

AMERICAN BEACON

EMERGING MARKETS FUND(SM)
--------------------------------------------------------------------------------


Investment Objective
--------------------

Long-term capital appreciation.


Principal Strategies
--------------------

Ordinarily, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of issuers that:


- are primarily listed on the trading market of an emerging market country;

- are headquartered in an emerging market country; or

- derive 50% or more of their revenues from, or have 50% or more of their assets in, an emerging market country.

An emerging market country is one that:


- has an emerging stock market as defined by the International Finance Corporation ("IFC");

- has a low- to middle-income economy according to the World Bank;

- is included in the IFC Investable Index or the Morgan Stanley Capital International Emerging Markets Index; or

- has a per-capita gross national product of $10,000 or less.

The Fund's investments may include common stocks, preferred stocks, securities convertible into common stocks, rights, warrants, and depositary receipts (collectively referred to as "stocks").

The Manager currently allocates the Fund's assets, generally on an equal basis, between two investment sub-advisors:

  Morgan Stanley Investment Management Inc. ("MSIM Inc.")

  The Boston Company Asset Management, LLC ("The Boston Company")

MSIM Inc. combines a top-down country allocation investment approach with bottom-up stock selection. MSIM Inc. first allocates its portion of the Fund's assets among emerging market countries based on relative economic, political and social fundamentals, stock valuations and investor sentiment. MSIM Inc. then selects individual securities within these countries on the basis of attractive growth characteristics, reasonable valuations and company managements with a strong shareholder value orientation. To manage risk, MSIM Inc. emphasizes thorough macroeconomic and fundamental research.

The Boston Company utilizes a bottom-up investment strategy that is value-oriented and research-driven. This style is both quantitative and fundamentally based, focusing first on stock selection, then enhanced by broadly diversified country allocation.

The sub-advisors may consider potential changes in currency exchange rates when choosing stocks. A sub-advisor may trade forward foreign currency contracts or currency futures in an attempt to reduce the Fund's risk exposure to adverse fluctuations in currency exchange rates.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security (such as Standard & Poor's Ratings Services or Moody's Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund's name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.


Principal Risk Factors
----------------------

MARKET RISK
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund's investments in stocks of a particular country will decline due to drops in that country's stock market. In general, the value of the Fund will move in the same direction as the international stock markets in which it invests, which will vary from day to day in response to the activities of individual companies and general market, economic and political conditions of each country.

FOREIGN INVESTING RISK
Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity


--------------------------------------------------------------------------------

Prospectus                             21                        About the Funds

AMERICAN BEACON

--------------------------------------------------------------------------------

and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, (7) delays in transaction settlement in some foreign markets, and (8) adverse impact of conversion to the euro for countries joining the European Monetary Union.

MARKET TIMING RISK
Because the Fund invests in foreign securities, it is subject to the risk of market timing activities. The Fund generally prices foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund's determination of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the net asset value of the Fund's shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While the Manager monitors trading in Fund shares, there is no guarantee that it can detect all market timing activities. For further information regarding the Fund's fair valuation and market timing policies, please see the sections titled Valuation of Shares and Market Timing.

EMERGING MARKETS RISK
The risks of foreign investing mentioned above are heightened when investing in emerging markets. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors.

DERIVATIVES RISK
The Fund may use derivatives, such as futures contracts and foreign currency forward contracts as a hedge against foreign currency fluctuations. There can be no assurance that any strategy used will succeed. If one of the sub-advisors incorrectly forecasts currency exchange rates in utilizing a derivatives strategy for the Fund, the Fund could lose money.

SECURITIES SELECTION RISK
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

INVESTMENT RISKS
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Historical Performance
----------------------

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index and the Lipper Emerging Markets Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                                (AMR BAR CHART)


          TOTAL RETURN FOR THE CALENDAR YEAR ENDED 12/31 OF EACH YEAR

01..........................................................   2.59%
02..........................................................  -3.66%
03..........................................................  57.80%
04..........................................................  24.70%
05..........................................................  28.68%

Highest Quarterly Return:                 25.88%
  (1/1/01 through 12/31/05)         (4th Quarter 2001)
Lowest Quarterly Return:                 -20.38%
  (1/1/01 through 12/31/05)         (3rd Quarter 2001)

                              AVERAGE ANNUAL TOTAL RETURN
                           ----------------------------------
                                     AS OF 12/31/05
                           ----------------------------------
                                              SINCE INCEPTION
                           1 YEAR   5 YEARS      (7/31/00)
                           ------   -------   ---------------
RETURN BEFORE TAXES        28.68%   20.14%        12.71%
RETURN AFTER TAXES ON
  DISTRIBUTIONS            25.46%   19.04%        11.74%
RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE
  OF FUND SHARES           21.81%   17.58%        10.89%
-------------------------------------------------------------
MSCI Emerging Markets
  Index(1)                 34.00%   19.09%        12.61%
Lipper Emerging Markets
  Funds Index              32.65%   19.22%        12.79%

(1) The MSCI Emerging Markets Index is a market capitalization weighted index composed of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some


--------------------------------------------------------------------------------

About the Funds                        22                             Prospectus

AMERICAN BEACON

--------------------------------------------------------------------------------

cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.



Fees and Expenses
-----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Emerging Markets Fund.

Shareholder Fees
(fees paid directly from your investment)

Redemption Fee
(as a percentage of amount redeemed, if applicable)    2.00%(1)

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                       0.84%
Distribution (12b-1) Fees                             0.00
Other Expenses                                        0.68
                                                      ----
TOTAL ANNUAL FUND OPERATING EXPENSES                  1.52%
                                                      ====

(1) Fee applies to the proceeds of shares that are redeemed within 90 days of their purchase.


Example
-------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR .................................    $155
3 YEARS.................................    $480
5 YEARS.................................    $829
10 YEARS................................  $1,813



Portfolio Holdings
------------------

A description of the Fund's policies and procedures regarding the disclosure of portfolio holdings is available in the Fund's Statement of Additional Information, which you may access on the Funds' website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.



--------------------------------------------------------------------------------

Prospectus                             23                        About the Funds

AMERICAN BEACON

S&P 500 INDEX FUND(1)
--------------------------------------------------------------------------------


Investment Objective
--------------------

To replicate as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index" or "Index").

Principal Strategies
--------------------

The Fund seeks its investment objective by investing all of its investable assets in the State Street Equity 500 Index Portfolio.

The Fund uses a passive management strategy designed to track the performance of the S&P 500 Index. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States.

The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgement. Instead, the Fund, using a "passive" or "indexing" investment approach, attempts to replicate, before expenses, the performance of the S&P 500 Index. SSgA seeks a correlation of 0.95 or better between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Fund intends to invest in all 500 stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all 500 stocks in those weightings. In those circumstances, the Fund may purchase a sample of the stocks in the Index in proportions expected by SSgA to replicate generally the performance of the Index as a whole. In addition, from time to time stocks are added to or removed from the Index. The Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

In addition, the Fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investment directly in the stocks making up the Index. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Fund may also enter into other derivatives transactions, including the purchase or sale of options or enter into swap transactions, to assist in replicating the performance of the Index.

Principal Risk Factors
----------------------

MARKET RISK
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund's investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual companies and general market and economic conditions.

TRACKING ERROR RISK
The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the fund to meet redemptions. The return on the sample of stocks purchased by the Fund, or futures or other derivative positions taken by the Fund, to replicate the performance of the Index may not correlate precisely with the return on the Index.

DERIVATIVES RISK
The use of these instruments to pursue the S&P 500 Index returns requires special skills, knowledge and investment techniques that differ from those required for normal portfolio management. Gains or losses from positions in a derivative instrument may be much greater than the derivative's original cost.

INVESTMENT RISKS
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

---------------

(1) S&P is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. "Standard and Poor's (R)," "S&P (R)," "Standard & Poor's 500," "S&P 500 (R)" and "500" are all trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Street Bank and Trust Company. The S&P 500 Index Fund is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in this Fund.


--------------------------------------------------------------------------------

About the Funds                        24                             Prospectus

AMERICAN BEACON

--------------------------------------------------------------------------------



Historical Performance
----------------------
The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index and the Lipper S&P 500 Objective Funds Index, a composite of funds comparable to the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. The Fund began offering its shares on January 1, 1997. Prior to March 1, 1998, the Fund's shares were offered as AMR Class shares. On March 1, 1998, AMR Class shares of the Fund were designated Institutional Class shares. Prior to March 1, 2000, the Fund invested all of its investable assets in the BT Equity 500 Index Portfolio, a separate investment company managed by Bankers Trust Company. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                                (AMR BAR CHART)



          TOTAL RETURN FOR THE CALENDAR YEAR ENDED 12/31 OF EACH YEAR

97..........................................................   33.09%
98..........................................................   28.87%
99..........................................................   20.70%
00..........................................................   -9.15%
01..........................................................  -12.12%
02..........................................................  -22.27%
03..........................................................   28.26%
04..........................................................   10.76%
05..........................................................    4.74%

Highest Quarterly Return:                 21.32%
  (1/1/97 through 12/31/05)         (4th Quarter 1998)
Lowest Quarterly Return:                 -17.43%
  (1/1/97 through 12/31/05)         (3rd Quarter 2002)

                               AVERAGE ANNUAL TOTAL RETURN
                            ----------------------------------
                                      AS OF 12/31/05
                            ----------------------------------
                                               SINCE INCEPTION
                            1 YEAR   5 YEARS     (12/31/96)
                            ------   -------   ---------------
RETURN BEFORE TAXES          4.74%    0.33%         7.46%
RETURN AFTER TAXES ON
  DISTRIBUTIONS              4.46%   -0.04%         7.04%
RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE
  OF FUND SHARES             3.43%    0.12%         6.34%
--------------------------------------------------------------
S&P 500 Index(1)             4.91%    0.55%         7.63%
Lipper S&P 500 Objective
  Funds Index                4.65%    0.24%         7.34%

(1) The S&P 500 Index is an unmanaged index of common stocks publicly traded in the United States.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.


Fees and Expenses
-----------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the S&P 500 Index Fund.(1)

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees(2)                                  0.045%
Distribution (12b-1) Fees                           0.000
Other Expenses                                      0.085
                                                    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                0.130%
                                                    =====

(1) The expense table and the Example below reflect the expenses of both the Fund and the State Street Equity 500 Index Portfolio.

(2) This fee represents the total fees paid by the State Street Equity 500
    Index Portfolio to State Street Bank and Trust Company for its service as administrator, custodian and transfer agent and SSgA's service as investment advisor.


Example
-------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR ...................................   $13
3 YEARS...................................   $42
5 YEARS...................................   $73
10 YEARS..................................  $166



--------------------------------------------------------------------------------

Prospectus                             25                        About the Funds

AMERICAN BEACON

--------------------------------------------------------------------------------



Portfolio Holdings
------------------

A description of the Fund's policies and procedures regarding the disclosure of portfolio holdings is available in the Fund's Statement of Additional Information, which you may access on the Funds' website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.



--------------------------------------------------------------------------------

About the Funds                        26                             Prospectus

AMERICAN BEACON


SMALL CAP INDEX FUND(SM)
--------------------------------------------------------------------------------


Investment Objective

--------------------

To match the performance of the Russell 2000(R) Index(1) (the "Russell 2000" or "Index") as closely as possible before the deduction of Fund expenses.


Principal Strategies
--------------------

The Fund seeks its investment objective by investing all of its investable assets in the Master Small Cap Index Series of the Index Trust. The investment objective of the Master Small Cap Index Series may be changed without shareholder approval.

The Fund employs a "passive" management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 2000. The Russell 2000 is composed of the common stocks of the 1,001st through the 3,000th largest U.S. companies weighted by market capitalization, as determined by the Frank Russell Company. As of January 31, 2006, the market capitalizations of the companies in the Russell 2000 Index ranged from $25 million to $4.8 billion. The Fund will be substantially invested in securities in the Russell 2000, and will invest at least 80% of its assets in securities or other financial instruments, which are components of or correlated with, the Russell 2000. The Fund is also a non-diversified fund.

The Fund invests in a statistically selected sample of stocks included in the Russell 2000 and in derivative instruments linked to the Russell 2000. The Fund may not invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000. The Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the Russell 2000 as a whole.

The Fund may invest in derivative instruments, and may invest a substantial portion of its assets in options and futures contracts linked to the performance of the Russell 2000. Derivatives allow the Fund to increase or decrease its exposure to the Russell 2000 quickly and at less cost than buying or selling stocks. The Fund will invest in options and futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, the Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities' weightings in the Index. The Fund may engage in securities lending, which involves the risk that the borrower may fail to return the Fund's securities in a timely manner or at all.


Principal Risk Factors
----------------------

MARKET RISK
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund's investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual companies and general market and economic conditions.

TRACKING ERROR RISK
The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions. The return on the sample of stocks purchased by the Fund, or futures or other derivative positions taken by the Fund, to replicate the performance of the Index may not correlate precisely with the return on the Index.

NON-DIVERSIFICATION RISK
The Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. Since the Fund is non-diversified, its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

SMALL CAPITALIZATION COMPANIES RISK
Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since smaller companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

---------------

(1)  Russell 2000 (R) Index is a service mark of the Frank Russell Company.


--------------------------------------------------------------------------------

Prospectus                             27                        About the Funds

AMERICAN BEACON

--------------------------------------------------------------------------------

DERIVATIVES RISK
Gains or losses from positions in a derivative instrument may be much greater than the derivative's original cost. The counterparty to the transaction may be unable to honor its financial obligation to the Fund. In addition, a derivative may be difficult or impossible to sell at the time the investment advisor would like or at the price the investment advisor believes the security is currently worth.

INVESTMENT RISKS
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.


Historical Performance
----------------------

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index and the Lipper Small-Cap Core Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
                                (AMR BAR CHART)
          TOTAL RETURN FOR THE CALENDAR YEAR ENDED 12/31 OF EACH YEAR

01..........................................................    2.07%
02..........................................................  -20.37%
03..........................................................   46.90%
04..........................................................   17.91%
05..........................................................    4.51%

Highest Quarterly Return:                 23.23%
  (1/1/01 through 12/31/05)         (2nd Quarter 2003)
Lowest Quarterly Return:                 -21.33%
  (1/1/01 through 12/31/05)         (3rd Quarter 2002)

                              AVERAGE ANNUAL TOTAL RETURN
                           ----------------------------------
                                     AS OF 12/31/05
                           ----------------------------------
                                              SINCE INCEPTION
                           1 YEAR   5 YEARS      (7/31/00)
                           ------   -------   ---------------
RETURN BEFORE TAXES        4.51%     8.03%         6.87%
RETURN AFTER TAXES ON
  DISTRIBUTIONS            4.10%     7.49%         6.33%
RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE
  OF FUND SHARES           3.39%     6.73%         5.71%
-------------------------------------------------------------
Russell 2000 Index(1)      4.55%     8.22%         7.02%
Lipper Small-Cap Core
  Funds Index              7.56%     9.18%         8.78%

(1) The Russell 2000 Index is an unmanaged index comprised of approximately 2,000 smaller-capitalization stocks from various industrial sectors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Fees and Expenses
-----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Index Fund.(1)

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                       0.08%(2)
Distribution (12b-1) Fees                             0.00
Other Expenses                                        0.17
                                                      ----
Total Annual Fund Operating Expenses                  0.25%
                                                      ====
Fee Waiver                                            0.07%(2)
NET EXPENSES                                          0.18%

(1) The expense table and the Example below reflect the expenses of both the Fund and the Master Small Cap Index Series.

(2) FAM has contractually agreed to waive a portion of its investment advisory fee through December 31, 2007. After such waiver, the Management Fee is 0.01%.



--------------------------------------------------------------------------------

About the Funds                        28                             Prospectus

AMERICAN BEACON

--------------------------------------------------------------------------------

Example
-------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Because FAM has contractually agreed to waive fees only through December 31, 2007, Net Expenses were used to calculate the cost in year one, and Total Annual Fund Operating Expenses were used to calculate costs for years two through ten. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR....................................   $23
3 YEARS...................................   $86
5 YEARS...................................  $156
10 YEARS..................................  $361


Portfolio Holdings
------------------

A description of the Fund's policies and procedures regarding the disclosure of portfolio holdings is available in the Fund's Statement of Additional Information, which you may access on the Funds' website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.



--------------------------------------------------------------------------------

Prospectus                             29                        About the Funds

AMERICAN BEACON

INTERNATIONAL EQUITY INDEX FUND(SM)
--------------------------------------------------------------------------------


Investment Objective
--------------------

To match the performance of the Morgan Stanley Capital International EAFE Index (the "EAFE Index" or "Index") as closely as possible before the deduction of Fund expenses.


Principal Strategies
--------------------

The Fund seeks its investment objective by investing all of its investable assets in the Master International Index Series of the Index Trust. The investment objective of the Master International Index Series may be changed without shareholder approval.

The Fund employs a "passive" management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the EAFE Index. The EAFE Index is composed of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the EAFE Index are selected from among the larger capitalization companies in these markets. The weighting of the countries in the Index is based upon each country's relative market capitalization, and not its gross domestic product. This means that the Index contains more companies from countries with the largest capital markets (like Japan and the United Kingdom), which in turn, will have the most effect on the Index's performance.

The Fund will be substantially invested in securities in the Index, and will invest at least 80% of its assets in securities or other financial instruments, which are components of or correlated with, the Index. The Fund is also a non-diversified fund.

The Fund invests in a statistically selected sample of equity securities included in the EAFE Index and in derivative instruments linked to the EAFE Index. The Fund will, under normal circumstances, invest in all of the countries represented in the EAFE Index. The Fund may not, however, invest in all of the companies within a country, represented in the EAFE Index, or in the same weightings as in the EAFE Index. The Fund will choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the EAFE Index as a whole.

The Fund may invest in derivative instruments, and will normally invest a substantial portion of its assets in options and futures contracts correlated with market indices or countries included within the EAFE Index. Derivatives allow the Fund to increase or decrease its exposure to the EAFE Index quickly and at less cost than buying or selling stocks. The Fund will invest in options and futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, the Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities' weightings in the Index. The Fund may engage in securities lending, which involves the risk that the borrower may fail to return the Fund's securities in a timely manner or at all.


Principal Risk Factors
----------------------

MARKET RISK
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund's investments in stocks of a particular country will decline due to drops in that country's stock market. In general, the value of the Fund will move in the same direction as the international stock markets in which it invests, which will vary from day to day in response to the activities of individual companies and general market, economic and political conditions of each country.

FOREIGN INVESTING RISK
Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, (7) delays in transaction settlement in some foreign markets, and (8) adverse impact of conversion to the euro for countries joining the European Monetary Union.

TRACKING ERROR RISK
The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index and incurs costs in buying and selling securities. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions. The return of the sample of stocks purchased by the Fund, or futures or other derivative positions taken by the Fund, to replicate


--------------------------------------------------------------------------------

About the Funds                        30                             Prospectus

AMERICAN BEACON

--------------------------------------------------------------------------------

the performance of the Index may not correlate precisely with the return of the Index.

NON-DIVERSIFICATION RISK
The Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. Since the Fund is non-diversified, its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

DERIVATIVES RISK
Gains or losses from positions in a derivative instrument may be much greater than the derivative's original cost. The counterparty to the transaction may be unable to honor its financial obligation to the Fund. In addition, a derivative may be difficult or impossible to sell at the time the investment advisor would like or at the price the investment advisor believes the security is currently worth.

INVESTMENT RISKS
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.


Historical Performance
----------------------

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index and the Lipper International Large-Cap Core Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                                (AMR BAR CHART)

          TOTAL RETURN FOR THE CALENDAR YEAR ENDED 12/31 OF EACH YEAR

01..........................................................  -22.14%
02..........................................................  -15.65%
03..........................................................   38.87%
04..........................................................   20.12%
05..........................................................   13.58%

Highest Quarterly Return:                 19.48%
  (1/1/01 through 12/31/05)         (2nd Quarter 2003)
Lowest Quarterly Return:                 -19.77%
  (1/1/01 through 12/31/05)         (3rd Quarter 2002)

                             AVERAGE ANNUAL TOTAL RETURN
                          ----------------------------------
                                    AS OF 12/31/05
                          ----------------------------------
                                             SINCE INCEPTION
                          1 YEAR   5 YEARS      (7/31/00)
                          ------   -------   ---------------
RETURN BEFORE TAXES       13.58%    4.47%         2.73%
RETURN AFTER TAXES ON
  DISTRIBUTIONS           12.99%    3.98%         2.21%
RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE
  OF FUND SHARES           9.14%    3.59%         2.06%
------------------------------------------------------------
EAFE Index(1)             13.54%    4.59%         2.92%
Lipper International
  Large-Cap Core Funds
  Index                   13.84%    2.70%         0.99%

(1) Performance is that of the EAFE Index from inception through September 30, 2001 and from June 1, 2002 through December 31, 2002. Performance from October 1, 2001 through May 31, 2002 is that of the Provisional EAFE Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.


Fees and Expenses
-----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the International Equity Index Fund.(1)

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                       0.01%
Distribution (12b-1) Fees                             0.00
Other Expenses                                        0.22
                                                      ----
TOTAL ANNUAL FUND OPERATING EXPENSES                  0.23%
                                                      ====

(1) The expense table and the Example below reflect the expenses of both the Fund and the Master International Index Series.


--------------------------------------------------------------------------------

Prospectus                             31                        About the Funds

AMERICAN BEACON

--------------------------------------------------------------------------------



Example
-------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR....................................   $24
3 YEARS...................................   $74
5 YEARS...................................  $130
10 YEARS..................................  $293



Portfolio Holdings
------------------

A description of the Fund's policies and procedures regarding the disclosure of portfolio holdings is available in the Fund's Statement of Additional Information, which you may access on the Funds' website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.



--------------------------------------------------------------------------------

About the Funds                        32                             Prospectus

AMERICAN BEACON

HIGH YIELD BOND FUND(SM)
--------------------------------------------------------------------------------


Investment Objective
--------------------

High current income and capital appreciation.


Principal Strategies
--------------------

This Fund seeks to maximize current income by investing in a diversified portfolio of public and private issue debt securities that are generally rated below investment grade (such as BB or lower by Standard & Poor's Ratings Services and/or Ba or lower by Moody's Investors Service, Inc.) or deemed to be below investment grade by the investment sub-advisor. These types of securities are commonly referred to as "junk bonds." The Fund seeks capital appreciation by investing in issues whose relative value is expected to increase over time.

The Manager currently allocates all of the Fund's assets to Post Advisory Group, LLC ("Post").

The Fund seeks its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of domestic and foreign high yield bonds. High yield issuers are generally those which have below investment grade ratings because they are relatively small in size, relatively young in years, relatively leveraged financially (perhaps borrowing heavily to finance expansion or due to a leveraged buyout), or formerly "blue chip" companies that have encountered some financial difficulties.

The weighted average maturity of the Fund's debt securities is generally expected to be from six to eight years. In selecting investments, Post relies heavily on internal research and credit analysis. Post will adjust the Fund's overall credit rating and average maturity based on its judgment of the economic climate, industry dynamics, and values in the high yield market.

Post expects to make, to a lesser extent, other investments including foreign securities, common and preferred stocks, convertible securities, warrants, rights, and options, in keeping with the Fund's overall investment objective. From time to time, Post may take short equity positions as a hedge against selected high yield bond positions.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term debt obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security (such as Standard & Poor's Ratings Services or Moody's Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund's name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.


Principal Risk Factors
----------------------

INTEREST RATE RISK
The Fund is subject to the risk that the market value of the bonds it holds will decline due to rising interest rates. When interest rates rise, the prices of most bonds go down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

CREDIT RISK
The Fund is subject to the risk that the issuer of a bond will fail to make timely payment of interest or principal. A decline in an issuer's credit rating can cause its price to go down. Since the Fund invests in lower-quality debt securities considered speculative in nature, this risk will be substantial.

HIGH YIELD SECURITIES RISK
Investing in junk bonds generally involves significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer's ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy.

MARKET RISK
Market risk involves the possibility that the value of the Fund's investments will decline due to drops in the overall high yield bond market. Changes in the economic climate, investor perceptions, and stock market volatility can cause the prices of the Fund's investments to decline, regardless of the financial conditions of the issuers held by the Fund.


--------------------------------------------------------------------------------

Prospectus                             33                        About the Funds

AMERICAN BEACON

--------------------------------------------------------------------------------

FOREIGN INVESTING RISK
Investing in foreign securities carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, (7) delays in transaction settlement in some foreign markets, and (8) adverse impact of conversion to the euro for countries joining the European Monetary Union.

LIQUIDITY RISK
High yield bonds tend to be less liquid than higher-rated bonds. This means that the Fund may experience difficulty selling the Fund's investments at favorable prices. In addition, valuation of the Fund's investments may become more difficult if objective market prices are unavailable.

MARKET TIMING RISK
Because the Fund invests in high yield bonds that may lack market liquidity, it is subject to the risk of market timing activities. The limited trading activity of some high yield bonds may result in market prices that do not reflect the true market value of these illiquid securities. In such instances, the Fund may fair value illiquid securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the net asset value of the Fund's shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While the Manager monitors trading in Fund shares, there is no guarantee that it can detect all market timing activities. For further information regarding the Fund's fair valuation and market timing policies, please see the sections titled Valuation of Shares and Market Timing.

HEDGING RISK
Gains or losses from positions in hedging instruments, such as options or short sales, may be much greater than the instrument's original cost. The counterparty may be unable to honor its financial obligation to the Fund. In addition, Post may be unable to close the transaction at the time it would like or at the price it believes the security is currently worth.

SECURITIES SELECTION RISK
Securities selected by Post for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

INVESTMENT RISKS
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.


Historical Performance
----------------------
The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to two broad-based market indices and the Lipper High Current Yield Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                                (AMR BAR CHART)



          TOTAL RETURN FOR THE CALENDAR YEAR ENDED 12/31 OF EACH YEAR

01..........................................................   8.99%
02..........................................................   7.19%
03..........................................................  18.49%
04..........................................................   9.37%
05..........................................................   2.30%

Highest Quarterly Return:                 6.83%
  (1/1/01 through 12/31/05)         (4th Quarter 2001)
Lowest Quarterly Return:                  -4.04%
  (1/1/01 through 12/31/05)         (3rd Quarter 2001)



--------------------------------------------------------------------------------

About the Funds                        34                             Prospectus

AMERICAN BEACON

--------------------------------------------------------------------------------

                              AVERAGE ANNUAL TOTAL RETURN
                           ----------------------------------
                                     AS OF 12/31/05
                           ----------------------------------
                                              SINCE INCEPTION
                           1 YEAR   5 YEARS     (12/29/00)
                           ------   -------   ---------------
RETURN BEFORE TAXES        2.30%     9.14%         9.13%
RETURN AFTER TAXES ON
  DISTRIBUTIONS            -0.44%    5.94%         5.93%
RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE
  OF FUND SHARES           1.68%     5.93%         5.92%
-------------------------------------------------------------
Citigroup High-Yield
  Market Index(1)          2.08%     8.93%         8.93%
Citigroup High-Yield
  Capped Index(2)          2.65%       N/A           N/A
Lehman Bros. High Yield
  Index(3)                 2.74%     8.86%         8.86%
Lipper High Current Yield
  Funds Index              3.00%     6.76%         6.76%

(1) The Citigroup High-Yield Market Index ("Citigroup Index") has replaced the Lehman Brothers U.S. Corporate High Yield Index as the Fund's broad-based market index, because the Manager has access to better statistical and performance information for the Citigroup Index. The Citigroup Index is an unmanaged index of fixed income securities with a maximum credit rating of BB+, a minimum amount outstanding of $100 million, and at least 1 year to maturity.

(2) The Citigroup High-Yield Market Capped Index ("Citigroup
    Capped Index") is an unmanaged index of fixed income securities with a maximum credit rating of BB+, a minimum amount outstanding of $100 million, and at least 1 year to maturity. The total par amount outstanding for each issuer in the Citigroup Capped Index is capped at $5 billion, which results in a more diversified index of securities that more closely reflects the Fund's issuer diversification. The Citigroup Capped Index has an inception date of 1/2/02.

(3) The Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index of fixed income securities with a maximum credit rating of Ba1, a minimum amount outstanding of $100 million, and at least one year to maturity.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.


Fees and Expenses
-----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the High Yield Bond Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                       0.51%
Distribution (12b-1) Fees                             0.00
Other Expenses                                        0.33
                                                      ----
TOTAL ANNUAL FUND OPERATING EXPENSES                  0.84%
                                                      ====



Example
-------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expense remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR ................................     $86
3 YEARS................................    $268
5 YEARS................................    $466
10 YEARS...............................  $1,037



Portfolio Holdings
------------------

A description of the Fund's policies and procedures regarding the disclosure of portfolio holdings is available in the Fund's Statement of Additional Information, which you may access on the Funds' website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.



--------------------------------------------------------------------------------

Prospectus                             35                        About the Funds

AMERICAN BEACON

INTERMEDIATE BOND FUND(SM)
--------------------------------------------------------------------------------


Investment Objective
--------------------

Income and capital appreciation.


Principal Strategies
--------------------

The Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in obligations of the U.S. Government, its agencies and instrumentalities (some of which are not backed by the full faith and credit of the U.S. Government); corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements; mortgage-backed securities; asset-backed securities; and Yankeedollar and Eurodollar bank certificates of deposit, time deposits, bankers' acceptances and other notes. The Fund seeks capital appreciation by investing in corporate issues whose relative value is expected to increase over time.

The Manager currently allocates the Fund's assets, generally on an equal basis, between itself and Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow").

The Fund will only buy debt securities that are investment grade at the time of purchase. Investment grade securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two rating organizations rating the securities (such as Standard & Poor's Ratings Services or Moody's Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. The Fund, at the discretion of the Manager or Barrow, may retain a security that has been downgraded below the initial investment criteria.

In determining which securities to buy and sell, the Manager employs a top-down fixed income investment strategy, as follows:

- Develop an overall investment strategy, including a portfolio duration target, by examining the current trends in the U.S. economy.

- Set desired portfolio maturity structure by comparing the differences between corporate and U.S. Government securities of similar duration to judge their potential for optimal return in accordance with the target duration benchmark.

- Determine the weightings of each security type by analyzing the difference in yield spreads between corporate and U.S. Government securities.

- Select specific debt securities within each security type.

- Review and monitor portfolio composition for changes in credit, risk-return profile and comparisons with benchmarks.

Barrow uses a bottom-up fixed income investment strategy in determining which securities to buy and sell, as follows:


- Search for eligible securities with a yield to maturity advantage versus a U.S. Government security with a similar maturity.

- Evaluate credit quality of the securities.

- Perform an analysis of the expected price volatility of the securities to changes in interest rates by examining actual price volatility between U.S. Government and non-U.S. Government securities.

The Fund may invest in debt obligations of U.S. Government-sponsored enterprises, including the Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal Home Loan Banks ("FHLB"), and Federal Farm Credit Banks ("FFCB"). Although chartered or sponsored by Acts of Congress, these entities are not backed by the full faith and credit of the U.S. Government. Freddie Mac and FFCB are supported by the right to borrow from the U.S. Treasury, and FHLB and Fannie Mae are supported by the U.S. Treasury's discretionary authority to purchase their securities. The Fund's investments may also include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes and Treasury bonds) and obligations issued by the Government National Mortgage Association (commonly referred to as Ginnie Mae), which are backed by the full faith and credit of the U.S. Government.

Under normal circumstances, the Fund seeks to maintain a duration of three to seven years. Duration is a measure of price sensitivity relative to changes in interest rates. For example, if a bond had a duration of four years, a 1% increase in U.S. Treasury interest rates could be expected to result in a 4% decrease in the value of the bond. Therefore, portfolios with longer durations are typically more sensitive to changes in interest rates. Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term debt obligations. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund's name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in


--------------------------------------------------------------------------------

About the Funds                        36                             Prospectus

AMERICAN BEACON

--------------------------------------------------------------------------------

advance of the change and the Prospectus will be supplemented.


Principal Risk Factors
----------------------

INTEREST RATE RISK
The Fund is subject to the risk that the market value of the bonds it holds will decline due to rising interest rates. When interest rates rise, the prices of most bonds go down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

CREDIT RISK
The Fund is subject to the risk that the issuer of a bond, including a U.S. Government agency not backed by the full faith and credit of the U.S. Government, will fail to make timely payment of interest or principal. A decline in an issuer's credit rating can cause its price to go down.

PREPAYMENT AND EXTENSION RISK
The Fund's investments in asset-backed and mortgage-backed securities are subject to the risk that the principal amount of the underlying collateral may be repaid prior to the bond's maturity date. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate. Conversely, a decrease in expected prepayments may result in the extension of a security's effective maturity and a decline in its price.

SECURITIES SELECTION RISK
Securities selected by the Manager or Barrow for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

INVESTMENT RISKS
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.


Historical Performance
----------------------

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index and the Lipper Intermediate Investment Grade Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. The Institutional Class of the Fund began offering its shares on March 1, 1999. However, another class of shares of the Fund no longer in operation began offering its shares on September 15, 1997. In the chart and table below, performance results before March 1, 1999 are for the other class. Because the other class had slightly higher expenses, its performance was slightly lower than the Fund would have realized in the same period. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                                (AMR BAR CHART)
          TOTAL RETURN FOR THE CALENDAR YEAR ENDED 12/31 OF EACH YEAR

98..........................................................   8.57%
99..........................................................  -2.34%
00..........................................................  10.74%
01..........................................................   8.45%
02..........................................................   8.59%
03..........................................................   4.11%
04..........................................................   4.02%
05..........................................................   2.43%

Highest Quarterly Return:                 4.72%
  (1/1/98 through 12/31/05)         (3rd Quarter 2001)
Lowest Quarterly Return:                  -2.75%
  (1/1/98 through 12/31/05)         (2nd Quarter 2004)

                            AVERAGE ANNUAL TOTAL RETURN
                        ------------------------------------
                                   AS OF 12/31/05
                        ------------------------------------
                                             SINCE INCEPTION
                        1 YEAR    5 YEARS       (9/15/97)
                        ------    -------    ---------------
RETURN BEFORE TAXES     2.43%      5.49%          5.88%
RETURN AFTER TAXES ON
  DISTRIBUTIONS         0.84%      3.66%          3.64%
RETURN AFTER TAXES ON
  DISTRIBUTIONS AND
  SALE OF FUND SHARES   1.57%      3.59%          3.63%
------------------------------------------------------------
Lehman Bros. Aggregate
  Index(2)              2.43%      5.87%          6.36%(1)
Lipper Intermediate
  Investment Grade
  Index                 2.28%      5.67%          5.89%

(1) The Since Inception return is shown from 8/31/97.

(2) The Lehman Brothers Aggregate Index is a market value weighted performance benchmark for government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale


--------------------------------------------------------------------------------

Prospectus                             37                        About the Funds

AMERICAN BEACON

--------------------------------------------------------------------------------

of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.


Fees and Expenses
-----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Intermediate Bond Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                       0.25%
Distribution (12b-1) Fees                             0.00
Other Expenses                                        0.06
                                                      ----
TOTAL ANNUAL FUND OPERATING EXPENSES                  0.31%
                                                      ====



Example
-------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR ...................................   $32
3 YEARS...................................  $100
5 YEARS...................................  $174
10 YEARS..................................  $393



Portfolio Holdings
------------------

A description of the Fund's policies and procedures regarding the disclosure of portfolio holdings is available in the Fund's Statement of Additional Information, which you may access on the Funds' website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.



--------------------------------------------------------------------------------

About the Funds                        38                             Prospectus

AMERICAN BEACON

SHORT-TERM BOND FUND(SM)
--------------------------------------------------------------------------------


Investment Objective
--------------------

Income and capital appreciation.


Principal Strategies
--------------------

The Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in obligations of the U.S. Government, its agencies and instrumentalities (some of which are not backed by the full faith and credit of the U.S. Government); corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements; mortgage-backed securities; asset-backed securities; and Yankeedollar and Eurodollar bank certificates of deposit, time deposits, bankers' acceptances and other notes. The Fund seeks capital appreciation by investing in corporate issues whose relative value is expected to increase over time.

Currently, the Manager is the sole investment advisor to the Fund.

The Fund will only buy debt securities that are investment grade at the time of purchase. Investment grade securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two rating organizations rating the securities (such as Standard & Poor's Ratings Services or Moody's Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. The Fund, at the discretion of the Manager, may retain a security that has been downgraded below the initial investment criteria.

In determining which securities to buy and sell, the Manager employs a top-down fixed income investment strategy, as follows:


- Develop an overall investment strategy, including a portfolio duration target, by examining the current trends in the U.S. economy.

- Set desired portfolio maturity structure by comparing the differences between corporate and U.S. Government securities of similar duration to judge their potential for optimal return in accordance with the target duration benchmark.

- Determine the weightings of each security type by analyzing the difference in yield spreads between corporate and U.S. Government securities.

- Select specific debt securities within each security type.

- Review and monitor portfolio composition for changes in credit, risk-return profile and comparisons with benchmarks.

The Fund may invest in debt obligations of U.S. Government-sponsored enterprises, including the Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal Home Loan Banks ("FHLB"), and Federal Farm Credit Banks ("FFCB"). Although chartered or sponsored by Acts of Congress, these entities are not backed by the full faith and credit of the U.S. Government. Freddie Mac and FFCB are supported by the right to borrow from the U.S. Treasury, and FHLB and Fannie Mae are supported by the U.S. Treasury's discretionary authority to purchase their securities. The Fund's investments may also include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes and Treasury bonds) and obligations issued by the Government National Mortgage Association (commonly referred to as Ginnie Mae), which are backed by the full faith and credit of the U.S. Government.

Under normal circumstances, the Fund seeks to maintain a duration of one to three years. Duration is a measure of price sensitivity relative to changes in interest rates. For example, if a bond had a duration of four years, a 1% increase in U.S. Treasury interest rates could be expected to result in a 4% decrease in the value of the bond. Therefore, portfolios with longer durations are typically more sensitive to changes in interest rates. Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term debt obligations. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund's name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors
----------------------

INTEREST RATE RISK
The Fund is subject to the risk that the market value of the bonds it holds will decline due to rising interest rates. When interest rates rise, the prices of most bonds go down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.


--------------------------------------------------------------------------------

Prospectus                             39                        About the Funds

AMERICAN BEACON

--------------------------------------------------------------------------------

CREDIT RISK
The Fund is subject to the risk that the issuer of a bond, including a U.S. Government agency not backed by the full faith and credit of the U.S. Government, will fail to make timely payment of interest or principal. A decline in an issuer's credit rating can cause its price to go down.

PREPAYMENT AND EXTENSION RISK
The Fund's investments in mortgage-backed securities are subject to the risk that the principal amount of the underlying mortgage may be repaid prior to the bond's maturity date. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate. Conversely, a decrease in expected prepayments may result in the extension of a security's effective maturity and a decline in its price.

SECURITIES SELECTION RISK
Securities selected by the Manager for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

INVESTMENT RISKS
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.


Historical Performance
----------------------

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index and the Lipper Short Investment Grade Bond Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                                (AMR BAR CHART)

          TOTAL RETURN FOR THE CALENDAR YEAR ENDED 12/31 OF EACH YEAR

96..........................................................   4.04%
97..........................................................   7.00%
98..........................................................   5.63%
99..........................................................   3.07%
00..........................................................   7.97%
01..........................................................   8.49%
02..........................................................   5.06%
03..........................................................   3.40%
04..........................................................   1.51%
05..........................................................   1.86%

Highest Quarterly Return:                 3.34%
  (1/1/96 through 12/31/05)         (3rd Quarter 2001)
Lowest Quarterly Return:                  -1.03%
  (1/1/96 through 12/31/05)         (2nd Quarter 2004)

                                AVERAGE ANNUAL TOTAL RETURN
                               -----------------------------
                                      AS OF 12/31/05
                               -----------------------------
                               1 YEAR    5 YEARS    10 YEARS
                               ------    -------    --------
RETURN BEFORE TAXES            1.86%      4.03%      4.78%
RETURN AFTER TAXES ON
  DISTRIBUTIONS                0.25%      2.09%      2.43%
RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                  1.20%      2.28%      2.60%
------------------------------------------------------------
Merrill Lynch 1-3 Yr
  Gov./Corp. Index(1)          1.75%      4.06%      5.03%
Lipper Short Investment Grade
  Bond Funds Index             1.76%      3.52%      4.51%

(1) The Merrill Lynch 1-3 Year Gov./Corp. Index is a market value weighted performance benchmark for government and corporate fixed-rate debt securities with maturities between one and three years.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.



--------------------------------------------------------------------------------

About the Funds                        40                             Prospectus

AMERICAN BEACON

--------------------------------------------------------------------------------



Fees and Expenses
-----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Short-Term Bond Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                       0.25%
Distribution (12b-1) Fees                             0.00
Other Expenses                                        0.08
                                                      ----
TOTAL ANNUAL FUND OPERATING EXPENSES                  0.33%
                                                      ====



Example
-------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR...................................   $34
3 YEARS..................................  $106
5 YEARS..................................  $185
10 YEARS.................................  $418



Portfolio Holdings
------------------

A description of the Fund's policies and procedures regarding the disclosure of portfolio holdings is available in the Fund's Statement of Additional Information, which you may access on the Funds' website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.



--------------------------------------------------------------------------------

Prospectus                             41                        About the Funds

AMERICAN BEACON

TREASURY INFLATION PROTECTED SECURITIES FUND(SM)
--------------------------------------------------------------------------------


Investment Objective
--------------------

Inflation protection and income.


Principal Strategies
--------------------

Ordinarily, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in inflation-indexed debt securities issued by the U.S. Treasury Department and backed by the full faith and credit of the U.S. Government. Up to 20% of the Fund's assets may be invested in inflation-indexed debt securities issued by U.S. Government agencies or instrumentalities (some of which are not backed by the full faith and credit of the U.S. Government), foreign governments, their agencies or instrumentalities, or U.S. and foreign corporations, as well as fixed income securities that are not indexed to inflation.

Inflation-indexed securities, also known as inflation-protected securities, are fixed income instruments structured such that their interest and principal payments are adjusted in order to provide a total return exceeding inflation over the long term. Each inflation-indexed security is tied to a particular inflation index, such as the Consumer Price Index in the U.S. or a comparable measure of inflation in a foreign country. As changes occur in the inflation rate, as represented by the designated index, the value of the security's principal is adjusted by the same proportion. Interest payments are calculated by multiplying the security's fixed coupon rate determined at issuance by the adjusted principal and dividing by the number of interest payments per year.

The Manager currently allocates the Fund's assets, generally on an equal basis, between two sub-advisors:

  Brown Brothers Harriman & Co. ("BBH")

  NISA Investment Advisors, LLC ("NISA")

The Fund will only buy debt securities that are investment grade at the time of purchase. Investment grade securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as other securities rated in one of the four highest rating categories by at least two rating organizations rating the securities (such as Standard & Poor's Ratings Services or Moody's Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security.

BBH employs a fundamental, bottom-up investment strategy coupled with clearly defined risk parameters designed to capture inefficiencies in the inflation-indexed securities market. NISA's investment process combines strategic (top-down) and tactical (bottom-up) analysis to determine a strategy whose goal is to outperform the Fund's benchmark. The sub-advisors may use derivative instruments, such as futures contracts, options and swap agreements as a hedge against interest rate or foreign currency fluctuations.

Under normal circumstances, the Fund's dollar-weighted average maturity is expected to be between five and twenty years. Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations that are not inflation-indexed. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund's name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.


Principal Risk Factors
----------------------

INTEREST RATE RISK
The Fund is subject to the risk that the market value of the securities it holds will decline due to rising interest rates. When interest rates rise, the prices of most fixed income securities go down. Although the inflation-indexed securities held by the Fund are protected against loss in principal value due to inflation, their prices will be affected by fluctuations in real interest rates. The price of a fixed income security is also affected by its maturity. Securities with longer maturities generally have greater sensitivity to changes in interest rates.

CREDIT RISK
Securities issued directly by the U.S. Government are backed by the full faith and credit of the U.S. Government. However, securities issued by U.S. Government agencies and instrumentalities are not necessarily subject to the same guarantee. The Fund is subject to the risk that the issuer of a bond will fail to make timely payment of interest or principal. A decline in an issuer's credit rating can cause its price to go down.

INCOME RISK
Because the interest and/or principal payments on an inflation-indexed security are adjusted periodically for changes in inflation, the income distributed by the Fund may be irregular. To achieve a total return greater than the rate of inflation over the long term, the portion of


--------------------------------------------------------------------------------

About the Funds                        42                             Prospectus

AMERICAN BEACON

--------------------------------------------------------------------------------

the Fund's distributions attributable to inflation adjustments must be reinvested in additional Fund shares.

DEFLATION RISK
In a period of sustained deflation, the inflation-indexed securities held by the Fund may not pay any income. Although the U.S. Treasury guarantees to pay at least the original face value of any inflation-indexed securities it issues, other issuers may not offer the same guarantee. As a result, the Fund may suffer a loss during periods of sustained deflation.

DERIVATIVES RISK
The use of derivative instruments requires special skills, knowledge and investment techniques that differ from those required for normal portfolio management. Gains or losses from positions in a derivative instrument may be much greater than the derivative's original cost.

FOREIGN INVESTING RISK
The Fund may invest a portion of its assets in securities issued by foreign governments or foreign corporations. Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments,
(4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, (7) delays in transaction settlement in some foreign markets, and (8) adverse impact of conversion to the euro for countries joining the European Monetary Union.

SECURITIES SELECTION RISK
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

ADDITIONAL RISKS
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.


Historical Performance
-----------------

The bar chart and table below provide an indication of risk by showing how the Fund has performed for periods ended December 31, 2005. The table shows how the Fund's performance compares to a broad-based market index and the Lipper Treasury Inflation-Protected Securities Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                                (AMR BAR CHART)



               TOTAL RETURN FOR THE CALENDAR YEAR ENDED 12/31/05

05..........................................................   1.86%

Highest Quarterly Return:                 2.39%
  (1/1/05 through 12/31/05)         (2nd Quarter 2005)
Lowest Quarterly Return:                  -0.72%
  (1/1/05 through 12/31/05)         (1st Quarter 2005)

                                            AVERAGE ANNUAL
                                             TOTAL RETURN
                                          ------------------
                                            AS OF 12/31/05
                                          ------------------
                                                     SINCE
                                                   INCEPTION
                                          1 YEAR   (6/30/04)
                                          ------   ---------
RETURN BEFORE TAXES                       1.86%      3.87%
RETURN AFTER TAXES ON DISTRIBUTIONS       -0.23%     1.90%
RETURN AFTER TAXES ON DISTRIBUTIONS AND
  SALE OF FUND SHARES                     1.20%      2.17%
------------------------------------------------------------
Lehman Bros. 1-10 Yr. U.S. TIPS Index(1)  1.88%      4.57%
Lipper TIPS Index                         2.73%      6.44%

(1) The Lehman Brothers 1-10 Year U.S. TIPS Index is an unmanaged market index comprised of U.S. Treasury inflation-indexed securities with maturities between one and ten years.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.


--------------------------------------------------------------------------------

Prospectus                             43                        About the Funds

AMERICAN BEACON

--------------------------------------------------------------------------------



Fees and Expenses
-----------------

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Treasury Inflation Protected Securities Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                        0.21%
Distribution (12b-1) Fees                              0.00
Other Expenses                                         0.18
                                                       ----
TOTAL ANNUAL FUND OPERATING EXPENSES                   0.39%
                                                       ====



Example
-------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR ...................................   $40
3 YEARS...................................   $82
5 YEARS...................................  $171
10 YEARS..................................  $269



Portfolio Holdings
------------------

A description of the Fund's policies and procedures regarding the disclosure of portfolio holdings is available in the Fund's Statement of Additional Information, which you may access on the Funds' website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.



--------------------------------------------------------------------------------

About the Funds                        44                             Prospectus

AMERICAN BEACON

MONEY MARKET FUND(SM)
--------------------------------------------------------------------------------


Investment Objective
--------------------

Current income, liquidity and the maintenance of a stable price of $1.00 per share.


Principal Strategies
--------------------

The Fund seeks its investment objective by investing all of its investable assets in the Money Market Portfolio of the Master Trust.

The Fund invests exclusively in high quality variable or fixed rate, U.S. dollar denominated short-term money market instruments. These securities may include obligations of the U.S. Government, its agencies and instrumentalities (some of which are not backed by the full faith and credit of the U.S. Government); corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements; Yankeedollar and Eurodollar bank certificates of deposit, time deposits, and bankers' acceptances; asset-backed securities; and repurchase agreements involving the foregoing obligations.

Currently, the Manager is the sole investment advisor to the Fund.

The Fund will only buy securities with the following credit qualities:


- rated in the highest short-term categories by two rating organizations, such as "A-1" by Standard & Poor's Ratings Services and "P-1" by Moody's Investors Service, Inc., at the time of purchase.

- rated in the highest short-term category by one rating organization if the securities are rated only by one rating organization, or

- unrated securities that are determined to be of equivalent quality by the Manager pursuant to guidelines approved by the Board of Trustees.

The Fund invests more than 25% of its total assets in obligations issued by financial services companies. However, for temporary defensive purposes when the Manager believes that maintaining this concentration may be inconsistent with the best interests of shareholders, the Fund may not maintain this concentration.

Securities purchased by the Fund generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable and floating rate obligations may bear longer final maturities. The average dollar-weighted maturity of the Fund will not exceed 90 days.


Principal Risk Factors
----------------------


- The yield paid by the Fund is subject to changes in interest rates. As a result, there is risk that a decline in short-term interest rates would lower its yield and the overall return on your investment.

- Because the Fund concentrates its assets in financial services companies, factors affecting those companies could have a significant impact on the performance of the Fund.

- Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

- As with any money market fund, there is the risk that the issuers or guarantors of securities owned by the Fund, including securities issued by U.S. Government agencies not backed by the full faith and credit of the U.S. Government, will default on the payment of principal or interest or the obligation to repurchase securities from the Fund.

- The yield paid by the Fund may be affected by the Manager's decisions regarding the Fund's average dollar-weighted maturity. If the Manager sets the Fund's maturity target in a manner that does not correlate with the movement of interest rate trends, the Fund's yield could be less than other money market funds.

Your investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other financial or government institution.



--------------------------------------------------------------------------------

Prospectus                             45                        About the Funds

AMERICAN BEACON

--------------------------------------------------------------------------------


Historical Performance
----------------------

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. Neither the bar chart nor the performance table that follows is intended to indicate how the Fund will perform in the future. You may visit the Funds' website at www.americanbeaconfunds.com or call 1-800-388-3344 to obtain the Fund's current seven-day yield.

                                (AMR BAR CHART)

          TOTAL RETURN FOR THE CALENDAR YEAR ENDED 12/31 OF EACH YEAR

96..........................................................  5.50%
97..........................................................  5.64%
98..........................................................  5.56%
99..........................................................  5.18%
00..........................................................  6.45%
01..........................................................  4.15%
02..........................................................  1.67%
03..........................................................  0.97%
04..........................................................  1.20%
05..........................................................  3.06%

Highest Quarterly Return:                   1.65%
  (1/1/96 through 12/31/05)       (3rd & 4th Quarter 2000)
Lowest Quarterly Return:                    0.21%
  (1/1/96 through 12/31/05)          (3rd Quarter 2003)

 AVERAGE ANNUAL TOTAL RETURN
-----------------------------
       AS OF 12/31/05
-----------------------------
1 YEAR    5 YEARS    10 YEARS
------    -------    --------
3.06%      2.21%      3.92%



Fees and Expenses
-----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Money Market Fund.(1)

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                       0.10%
Distribution (12b-1) Fees                             0.00
Other Expenses                                        0.18
                                                      ----
TOTAL ANNUAL FUND OPERATING EXPENSES                  0.28%
                                                      ====

(1) The expense table and the Example below reflect the expenses of both the Fund and the Money Market Portfolio of the Master Trust.


Example
-------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR ...................................   $29
3 YEARS...................................   $90
5 YEARS...................................  $157
10 YEARS..................................  $356



Portfolio Holdings
------------------

A description of the Fund's policies and procedures regarding the disclosure of portfolio holdings is available in the Fund's Statement of Additional Information, which you may access on the Funds' website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.


--------------------------------------------------------------------------------

About the Funds                        46                             Prospectus

The Manager
-----------

The Funds have retained American Beacon Advisors, Inc. to serve as their Manager. The Manager, located at 4151 Amon Carter Boulevard, Fort Worth, Texas 76155, is a wholly owned subsidiary of AMR Corporation. The Manager was organized in 1986 to provide investment management, advisory, administrative and asset management consulting services. As of December 31, 2005, the Manager had approximately $42.7 billion of assets under management, including approximately $18.7 billion under active management and $24.0 billion as named fiduciary or financial advisor. Approximately $22.6 billion of the Manager's total assets under management were related to AMR Corporation.

The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Funds. The Manager


- develops the investment programs for each Fund,

- selects and changes sub-advisors and master portfolios, where applicable (subject to requisite approvals),

- allocates assets among sub-advisors,

- monitors the sub-advisors' and master portfolio advisors' investment programs and results,

- coordinates the investment activities of the sub-advisors to ensure compliance with regulatory restrictions,

- oversees each Fund's securities lending activities and actions taken by the securities lending agent, and

- with the exception of the Emerging Markets, International Equity, High Yield Bond, S&P 500 Index, Small Cap Index, International Equity Index, and Treasury Inflation Protected Securities Funds, invests the portion of Fund assets that the sub-advisors determine should be allocated to high quality short-term debt obligations.

As compensation for providing management services, the Manager receives an annualized advisory fee that is calculated and accrued daily, equal to the sum of:


- 0.25% of the net assets of the Manager's portion of the Intermediate Bond
  Fund,

- 0.25% of the net assets of the Short-Term Bond Fund, plus

- 0.10% of the net assets of all other Funds, except the Index Funds.

The Manager receives a fee of 0.10% of the net assets of the Balanced Fund (as noted above) plus a fee of 0.15% of the Fund's net fixed income assets under its management. In addition, the Balanced, Large Cap Value, Large Cap Growth, Mid-Cap Value, Small Cap Value, International Equity, Emerging Markets, High Yield Bond, Intermediate Bond and Treasury Inflation Protected Securities Funds pay the Manager the amounts due to their respective sub-advisors. The Manager then remits these amounts to the sub-advisors.

The Manager also may receive up to 25% of the net annual interest income or up to 25% of loan fees in regards to securities lending activities. Currently, the Manager receives 10% of the net annual interest income from the investment of cash collateral or 10% of the loan fees posted by borrowers. The Securities and Exchange Commission ("SEC") has granted exemptive relief that permits the Funds to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

The management fees paid by the Funds for the fiscal year ended October 31, 2005, net of reimbursements and shown as a percentage of average net assets, were as follows:

                                       MANAGEMENT
FUND                                      FEES
----                                   ----------
Balanced.............................    0.28%
Large Cap Value......................    0.30%
Large Cap Growth.....................    0.56%
Mid-Cap Value........................    0.67%
Small Cap Value......................    0.50%
International Equity.................    0.35%
Emerging Markets.....................    0.84%
High Yield Bond......................    0.51%
Intermediate Bond....................    0.25%
Short-Term Bond......................    0.25%
TIPS.................................    0.21%

The management fees paid by the Money Market Fund for the fiscal year ended December 31, 2005 were 0.10% of average net assets.

A discussion of the Board's consideration and approval of the Management Agreement between the Funds and the Manager and the Investment Advisory Agreements between the sub-advisors and the Manager will be available in the Funds' next semi-annual report (dated June 30, 2006 for the S&P 500 Index, Small Cap Index, International Equity Index, TIPS, and Money Market Funds and April 30, 2006 for all other Funds).

William F. Quinn and Nancy A. Eckl are the leaders of the Manager's portfolio management team that has joint responsibility for the day-to-day management of the Funds, except for the Short-Term Bond and Money Market Funds. Mr. Quinn and Ms. Eckl are responsible for developing each Fund's investment program and recommending sub-advisors to the Funds' Board of Trustees. In addition, Ms. Eckl, in conjunction with the team members listed below, oversees the sub-advisors, reviews each sub-advisor's performance and allocates the Funds' assets among the sub-advisors and the Manager, as applicable.

FUNDS UNDER MANAGEMENT               TEAM MEMBERS
----------------------               ------------
Balanced, Large Cap Value, Mid-Cap
  Value, Small Cap Value, and
  Intermediate Bond................  Adriana R. Posada
Large Cap Growth, S&P 500 Index,
  Small Cap Index, and
  International Equity Index.......  Cynthia Thatcher
International Equity, Emerging
  Markets, High Yield Bond, and
  Treasury Inflation Protected
  Securities.......................  Kirk L. Brown

Mr. Quinn is President of the Manager and has served on the portfolio management team since the inception of the Funds in 1987. Ms. Eckl has served on the portfolio management team since becoming Vice President of


--------------------------------------------------------------------------------

Prospectus                             47                        About the Funds

Trust Investments for the Manager in May 1995. Ms. Posada became Manager of Trust Investments and a member of the team in October 1998. Ms. Thatcher is Manager of Trust Investments and became a member of the team upon joining the Manager in December 1999. Mr. Brown is Manager of International and Private Investments, and he has served on the portfolio management team since February 1994. The Funds' Statement of Additional Information ("SAI") provides additional information about the members of the portfolio management team, including other accounts they manage, their ownership in the Funds they manage and their compensation.
Michael W. Fields oversees the team responsible for the portfolio management of the Short-Term Bond and Money Market Funds and a portion of the fixed income assets of the Balanced and Intermediate Bond Funds. Mr. Fields has been with the Manager since it was founded in 1986 and serves as Vice President of Fixed Income Investments. As the leader of the team, Mr. Fields determines the overall strategy for each Fund under his management. In addition to Mr. Fields, the team responsible for the portfolio management of the Balanced, Intermediate Bond and Short-Term Bond Funds includes Patrick A. Sporl and Gyeong Kim. Mr. Sporl has served as the Senior Portfolio Manager to the Balanced Fund since September 2001 and to the Intermediate Bond and Short-Term Bond Funds since January 1999. He is primarily responsible for implementing the strategy outlined by Mr. Fields by determining the Funds' holdings and characteristics. Ms. Kim has served as Portfolio Manager to the Balanced Fund, Intermediate Bond and Short-Term Bond Funds since November 2002. Prior to becoming a Portfolio Manager, Ms. Kim had been the Manager of Credit Research and Analysis for the Manager since June 1998. She has responsibility for credit and relative value analysis of corporate bonds. The Funds' SAI provides additional information about Mr. Fields, Mr. Sporl, and Ms. Kim, including other accounts they manage, their ownership in the Funds they manage and their compensation.


SSgA
----
The S&P 500 Index Fund invests all of its investable assets in the State Street Equity 500 Index Portfolio (the "State Street Portfolio"), which is managed by SSgA. SSgA is located at One Lincoln Street, Boston, Massachusetts 02111. As of December 31, 2005, SSgA managed approximately $96.7 billion in assets and, together with its affiliates, which comprise State Street Global Advisors, the investment management business of State Street Corporation, managed approximately $1.4 trillion in assets. SSgA serves as investment advisor, and State Street Bank and Trust Company ("State Street") serves as administrator, custodian and transfer agent to the State Street Portfolio. As compensation for SSgA's services as investment advisor and State Street's services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the State Street Portfolio, including ordinary audit and legal expenses), State Street receives an advisory fee at an annual rate of 0.045% of the average daily net assets of the State Street Portfolio.

SSgA manages the Equity 500 Index Portfolio using a team of investment professionals. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within the Portfolio. Key professionals involved in the day-to-day portfolio management for the Equity 500 Index Portfolio include the following: Michael Feehily and John Tucker. Mr. Feehily is a Principal of State Street Global Advisors and SSgA, and head of the U.S. Equity Team within the Global Structured Products Team. Mr. Feehily joined SSgA in 1997 and has managed the Portfolio since its inception in 2000. Mr. Tucker is a Principal of State Street Global Advisors and SSgA, and a Unit Head for the firm's Exchange Traded Funds Management Team. Mr. Tucker joined the firm in 1988 and has managed the Portfolio since its inception in 2000. The Funds' SAI provides additional information about Mr. Feehily and Mr. Tucker, including other accounts they manage, their ownership in the Portfolio and their compensation.

Fund Asset Management
---------------------
The Small Cap Index and International Equity Index Funds invest all of their investable assets in corresponding portfolios of the Quantitative Master Series Trust ("Index Trust") with similar names and identical investment objectives. The Index Trust is managed by Fund Asset Management, L.P. ("FAM"), a Delaware limited partnership, the partners of which are Merrill Lynch & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. Assets under management as of January 31, 2006 were approximately $560 billion. FAM serves as investment advisor to the Index Trust. As compensation for providing investment advisory services (and for assuming ordinary operating expenses), FAM receives an annualized fee of 0.08% of the average daily net assets of the Master Small Cap Index Series and 0.01% of the average daily net assets of the International Index Series. However, FAM has contractually agreed to waive the fee for the Master Small Cap Index Series down to 0.01%, as long as the administrative fee of the Merrill Lynch Fund, which also invests in the Master Small Cap Index Series, is maintained at 0.29%.

The Master Small Cap Index Series and the Master International Index Series (the "Series") are managed by the Merrill Lynch Investment Managers, L.P. ("MLIM") Quantitative Index Management Team. The members of the team are Vincent J. Costa, Jeffrey L. Russo, and Debra L. Jelilian. The team is jointly responsible for the day-to-day management of the Series. Mr. Costa is the overall investment supervisor for the Series, and Mr. Russo and Ms. Jelilian are primarily responsible for the day to day management of the Series' investments. Mr. Costa has been a Managing Director of MLIM since 2005 and was a Director of MLIM from 1999 to 2005, and he has been a member of the Series' management team



--------------------------------------------------------------------------------

About the Funds                        48                             Prospectus
since 2004. He is MLIM's Head of Quantitative Investments and has over nineteen years' experience in investing and in managing index investments. Mr. Russo has been a Director of MLIM since 2004 and was a Vice President thereof from 1999 to 2004. Mr. Russo has eleven years' experience as a portfolio manager and trader and has been a member of the Series' management team since 2000. Ms. Jelilian has been a Director of MLIM since 1999 and has been a member of the Series' management team since 2000. Ms. Jelilian has fourteen years' experience in investing and in managing index investments. The Funds' SAI provides additional information about Mr. Costa, Mr. Russo and Ms. Jelilian, including other accounts they manage, their ownership in the Series and their compensation.

The Sub-Advisors
----------------
The Manager is the sole investment advisor to the Money Market Fund and the Short-Term Bond Fund. Except for these Funds, each Fund's assets are allocated among one or more sub-advisors by the Manager. The assets of the Intermediate Bond Fund are allocated by the Manager between the Manager and another sub-advisor. The assets of the Balanced Fund are allocated by the Manager among the Manager and three other sub-advisors. Each sub-advisor has discretion to purchase and sell securities for its segment of a Fund's assets in accordance with the Fund's objectives, policies, restrictions and more specific strategies provided by the Manager. Pursuant to an exemptive order issued by the SEC, the Manager is permitted to enter into new or modified investment advisory agreements with existing or new sub-advisors without approval of a Fund's shareholders, but subject to approval of the Funds' Board of Trustees ("Board") and for those Funds that invest their assets in the Master Trust, approval of the Master Trust Board. The Prospectus will be supplemented if additional sub-advisors are retained or the contract with any existing sub-advisor is terminated.
Set forth below is a brief description of each sub-advisor and the portfolio managers with primary responsibility for the day-to-day management of the Funds. The Funds' SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership in the Funds they manage and their compensation.

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. ("BARROW"), 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, is a professional investment counseling firm that has been providing investment advisory services since 1979. The firm is a subsidiary of Old Mutual Asset Managers (US) LLC, which is a subsidiary of Old Mutual plc, an international financial services group. As of December 31, 2005, Barrow had discretionary investment management authority with respect to approximately $55 billion of assets, including approximately $1.7 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. Barrow serves as a sub-advisor to the Balanced, Large Cap Value, Mid-Cap Value, Small Cap Value, Intermediate Bond, and Short-Term Bond Funds. The Manager does not presently intend to allocate any of the assets in the Short-Term Bond Fund to Barrow.

Barrow manages client assets on a team basis for their equity and fixed income strategies. The members of the team for each Fund are listed below.

NAME AND TITLE OF             LENGTH OF SERVICE     BUSINESS EXPERIENCE
PORTFOLIO MANAGERS                 TO FUND             PAST 5 YEARS
------------------            -----------------  -------------------------
Balanced & Large Cap Value
 Funds
James P. Barrow
 Portfolio Manager/Partner     Since Inception   Portfolio Manager/Barrow
Mid-Cap Value Fund
James P. Barrow
 Portfolio Manager/Partner     Since Inception   Portfolio Manager/Barrow
Mark Giambrone
 Portfolio Manager/Partner     Since Inception      Portfolio Manager/
                                                         Barrow(1)
Small Cap Value Fund
James S. McClure
 Portfolio Manager               Since 2003      Portfolio Manager/Barrow
John P. Harloe
 Portfolio Manager               Since 2003      Portfolio Manager/Barrow
Balanced & Intermediate Bond
 Funds
John S. Williams
 Portfolio Manager             Since Inception   Portfolio Manager/Barrow
David H. Hardin
 Portfolio Manager             Since Inception   Portfolio Manager/Barrow
J. Scott McDonald
 Portfolio Manager               Since 1994      Portfolio Manager/Barrow
Mark C. Luchsinger
 Portfolio Manager               Since 1996      Portfolio Manager/Barrow
Deborah A. Petruzzelli
 Portfolio Manager               Since 2002      Barrow/Victory Capital(2)

(1) Prior to 2002, Mark Giambrone was an equity analyst with Barrow.

(2) Prior to joining Barrow in 2002, Debbie Petruzzelli was a portfolio manager with Victory Capital.

Barrow's equity portfolio managers and analysts work as a team for the purposes of generating and researching investment ideas within the large, mid, and small cap segments of the market. Individual equity security holdings and their weightings in Barrow's portion of the Balanced, Large Cap Value, Mid-Cap Value, and Small Cap Value Funds are the result of input from both analysts and portfolio managers. However, the ultimate decision for inclusion and weighting in a Fund rests with the portfolio manager for large cap, and with the management team for mid and small cap strategies. While all of Barrow's equity portfolio managers act as generalists, each portfolio manager also has a specific sector responsibility along with an analyst member of the team. This serves as an internal mentoring process, in addition to assuring that Barrow has adequate coverage across all sectors and market capitalization ranges.
Barrow manages its fixed income portion of the Balanced and Intermediate Bond Funds using a team approach, with investment strategy decisions resulting from a consensus of its fixed income professionals -- five senior portfolio managers and two dedicated research analysts. All five portfolio managers are generalists, but each also has specific responsibilities for strategic focus on particular aspects of the marketplace and the portfolio structure strategy. Fixed income research responsibilities are divided among the team members, each specializing in areas in which they have particular expertise and interest. Individual bond selec-



--------------------------------------------------------------------------------

Prospectus                             49                        About the Funds
tion decisions are also consistently made across all portfolios having similar investment objectives.
BRANDYWINE ASSET MANAGEMENT, LLC ("BRANDYWINE"), 201 North Walnut Street, Wilmington, Delaware 19801, is a professional investment advisory firm founded in 1986. Brandywine is a wholly owned subsidiary of Legg Mason, Inc. As of December 31, 2005, Brandywine had assets under management totaling approximately $26.3 billion, including approximately $2.6 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. Brandywine serves as a sub-advisor to the Balanced, Large Cap Value and Small Cap Value Funds.


                     Brandywine Portfolio Managers for the
                       Balanced and Large Cap Value Funds
                       ----------------------------------

Paul R. Lesutis, CFA, Managing Director, is a member of Brandywine's Executive Committee and serves as lead Portfolio Manager of Brandywine's fundamental large cap value equity strategy. In addition, he is responsible for research coverage of the Banks and Paper & Forest Products sectors, contributing insight and stock recommendations to all of Brandywine's domestic equity products. Mr. Lesutis joined Brandywine in 1991 and has served as lead portfolio manager to Brandywine's portion of the Balanced and Large Cap Value Funds since 1996.

Earl J. Gaskins, Managing Director, is a lead Portfolio Manager for Brandywine's large cap value and socially responsible large cap value equity strategies and is Co-Manager for the fundamental large cap value equity strategy. He is responsible for research coverage of the Chemicals and Energy sectors, contributing industry insight and stock recommendations to all of Brandywine's equity products. Mr. Gaskins has been with Brandywine since 1996 and has co-managed Brandywine's portion of the Balanced and Large Cap Value Funds since 1996.

Stephen S. Smith, Executive Vice President, is a member of Brandywine's Executive Committee, serves as co-lead Portfolio Manager for Brandywine's fixed income and balanced strategies and also contributes his extensive knowledge of global markets and currencies to support the research efforts for international/global value equity strategies. Mr. Smith is also a member of Brandywine's large cap value equity team and is responsible for research coverage of the Tobacco, Healthcare, and Financial Services industries, contributing insight and stock recommendations to all of Brandywine's equity products. He joined Brandywine in 1991 and has served as a portfolio manager to Brandywine's portion of the fixed income portion of the Balanced Fund since April 1996.


                     Brandywine Portfolio Managers for the
                              Small Cap Value Fund
                              --------------------

Henry F. Otto, Managing Director, is the founder and Co-Manager for Brandywine's diversified value equity strategy and assists in ongoing research into value investing and designing quantitative evaluation tools. Mr. Otto is a member of Brandywine's Executive Committee and currently serves as the Committee's Chair. He joined Brandywine in 1987 and has served as a portfolio manager to Brandywine's portion of the Small Cap Value Fund since December 1998.
Steven M. Tonkovich, Managing Director, is a member of Brandywine's Executive Committee, serves as Co-Manager for Brandywine's diversified value equity strategy and is integral to ongoing research into value investing, to designing quantitative evaluation tools and to managing Brandywine's information systems. Mr. Tonkovich has been with Brandywine since 1989 and has served as a portfolio manager to Brandywine's portion of the Small Cap Value Fund since December 1998. BROWN BROTHERS HARRIMAN & CO. ("BBH"), 140 Broadway, New York, New York 10005, is a privately held bank established in 1818. BBH has established a separately identifiable department, Brown Brothers Harriman Mutual Fund Advisory Department ("BBHMFAD") to provide investment advice to mutual funds. As of December 31, 2005, BBH managed approximately $40.0 billion and BBHMFAD managed approximately $5.1 billion in assets, including approximately $15 million of assets of AMR Corporation and its subsidiaries and affiliated entities. BBH serves as a sub-advisor to the Treasury Inflation Protected Securities Fund.
James John Evans, Portfolio Manager for BBH and BBHMFAD, has managed a portion of the Treasury Inflation Protected Securities Fund since its inception in June 2004. Mr. Evans has served as a Portfolio Manager to BBH since 1996 and BBHMFAD since 2001.
CAUSEWAY CAPITAL MANAGEMENT LLC ("CAUSEWAY"), 11111 Santa Monica Blvd., Suite 1550, Los Angeles, California 90025, is an international and global equity investment management firm. Causeway began operations in June 2001. As of December 31, 2005, Causeway had approximately $14.8 billion in assets under management, including approximately $1.5 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. Causeway serves as a sub-advisor to the International Equity Fund.

Causeway's portion of the International Equity Fund is managed by a team of portfolio managers comprised of Sarah H. Ketterer, Harry W. Hartford, James A. Doyle, Jonathan Eng and Kevin Durkin.

Sarah H. Ketterer is the Chief Executive Officer of Causeway and is responsible for research in the global financials and healthcare sectors. Ms. Ketterer co-founded Causeway in June 2001. Prior to that, she was with the Hotchkis and Wiley division of Merrill Lynch Investment Managers, L.P. ("MLIM") since 1996, where she was a Managing Director and co-head of the International and Global Value Equity Team in Los Angeles. Ms. Ketterer has co-managed the Fund since May 1993.

Harry W. Hartford is the President of Causeway and is responsible for research in the global financials and materials sectors. Mr. Hartford co-founded Causeway in June 2001. Prior to that, he was with the Hotchkis and Wiley division of MLIM since 1996, where he was a Managing Director and co-head of the International and



--------------------------------------------------------------------------------

About the Funds                        50                             Prospectus

Global Value Equity Team in Los Angeles. Mr. Hartford has co-managed the Fund since May 1994.

James A. Doyle is a Director of Causeway and is responsible for research in the global consumer discretionary, financials and information technology sectors. He joined the firm in June 2001. Previously, Mr. Doyle was with the Hotchkis and Wiley division of MLIM since 1997, where he was a Vice President and the head of investment research for the International and Global Value Equity Team in Los Angeles. Mr. Doyle has co-managed the Fund since January 2006.

Jonathan Eng is a Vice President of Causeway and is responsible for research in the consumer discretionary, industrials and materials sectors. Mr. Eng joined the firm in July 2001. From 1997 to July 2001, Mr. Eng was with the Hotchkis and Wiley division of MLIM in Los Angeles and London, where he was an equity research associate for the International and Global Value Equity Team. Mr. Eng has co-managed the Fund since January 2006.

Kevin Durkin is a Vice President of Causeway and is responsible for research in the global consumer staples, industrials and energy sectors. Mr. Durkin joined the firm in June 2001. From 1999 to June 2001, Mr. Durkin was with the Hotchkis and Wiley division of MLIM in Los Angeles, where he was an equity research associate for the International and Global Value Equity Team. Mr. Durkin has co-managed the Fund since January 2006.

DREMAN VALUE MANAGEMENT, LLC ("DREMAN"), Harborside Financial Center, Plaza 10, Suite 800, Jersey City, New Jersey 07311, is an independently owned investment advisor founded in 1997, with predecessor firms dating back to 1977. As of December 31, 2005, Dreman had approximately $14.5 billion of assets under management, which included approximately $355 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Dreman serves as a sub-advisor to the Small Cap Value Fund.

David N. Dreman is the Co-Lead Portfolio Manager for Dreman's portion of the Small Cap Value Fund. Mr. Dreman has over 30 years of investment experience and has served as Chairman and Chief Investment Officer of Dreman and its predecessor firms since 1977. Nelson Woodard is the Co-Lead Portfolio Manager for Dreman's portion of the Small Cap Value Fund. Mr. Woodard has over 20 years of investment experience and has served as Managing Director and Senior Portfolio Manager of Dreman since 2001. From 2000 to 2001, he was the Vice President of Asset Allocation and Quantitative Analysis at Prudential Investments. Mr. Dreman and Mr. Woodard have managed Dreman's portion of the Small Cap Value Fund since August 2005.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. ("GSAM"), 32 Old Slip, New York, New York 10005, has been registered as an investment advisor with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of December 31, 2005, GSAM along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $496.1 billion, including approximately $33.3 million of assets of AMR Corporation and its subsidiaries and affiliates entities. GSAM serves as a sub-advisor to the Large Cap Growth Fund.

Melissa R. Brown, Managing Director, is a Senior Portfolio Manager responsible for U.S. portfolios for GSAM's Global Quantitative Equity (GQE) Group. A member of the GQE Investment Policy Committee, she is involved with all aspects of the portfolio management process. Ms. Brown joined Goldman in 1998 and began co-managing GSAM's portion of the Large Cap Growth Fund as of its inception in July 2000.

Gary Chropuvka, Vice President, is Head of Portfolio Implementation for GSAM's GQE Group. He is responsible for the day-to-day implementation and trading of the Fund. Mr. Chropuvka is also a member of the GQE Investment Policy Committee. Gary joined GSAM in March 1998 working on private equity partnerships and became a co-manager to GSAM's portion of the Fund in July 2000.

HOTCHKIS AND WILEY CAPITAL MANAGEMENT, LLC ("HOTCHKIS"), 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017, is a professional domestic equity management firm. Hotchkis was formed in October 2001 from the key domestic equity management personnel at Merrill Lynch Investment Managers, L.P., a former sub-advisor to the Funds. As of December 31, 2005, Hotchkis had approximately $29.6 billion in assets under management, including approximately $1.3 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. Hotchkis serves as a sub-advisor to the Balanced, Large Cap Value and Small Cap Value Funds.

In addition to the Funds, Hotchkis manages institutional separate accounts and is the advisor and sub-advisor to other mutual funds. The investment process is the same for similar accounts, including the Funds and is driven by team-oriented, in-depth, fundamental research. The investment research staff is organized by industry coverage and supports all of the accounts managed in each of Hotchkis' investment strategies. Weekly research meetings provide a forum where analysts and portfolio managers discuss current investment ideas within their assigned industries. Generally, the entire investment team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio's current composition, and the relative value of alternative investments. The culmination of this process is the formation of a "target portfolio" for each investment strategy representing the best investment ideas with appropriate weights for each of the holdings.

Although the Balanced, Large Cap Value and Small Cap Value Funds are managed by Hotchkis' investment team, Hotchkis has identified the five portfolio managers with the most significant responsibility for Hotchkis' portion of each Fund's assets. This list does not include all members of the investment team.



--------------------------------------------------------------------------------

Prospectus                             51                        About the Funds

                      Hotchkis Portfolio Managers for the
                       Balanced and Large Cap Value Funds
                     -------------------------------------

George Davis, Patricia McKenna, Sheldon Lieberman, Joe Huber, and Stan Majcher participate in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. Mr. Davis, Ms. McKenna and Mr. Lieberman have authority to direct trading activity for the Funds. Mr. Huber and Mr. Majcher are jointly responsible for the day-to-day management of the Funds' cash flows, which includes directing the Funds' purchases and sales to ensure that the Funds' holdings remain reflective of the "target portfolio."

Mr. Davis, currently Principal, Portfolio Manager and Chief Executive Officer, joined Hotchkis in 1988 as Portfolio Manager and Analyst and became a portfolio manager to Hotchkis' portion of the Funds at that time. Ms. McKenna, currently Principal and Portfolio Manager, joined Hotchkis in 1995 as Portfolio Manager and Analyst, at which time she began managing Hotchkis' portion of the Funds. Mr. Lieberman, currently Principal and Portfolio Manager, joined Hotchkis in 1994 as Portfolio Manager and Analyst and has managed Hotchkis' portion of the Funds since then. Mr. Huber, currently Principal, Portfolio Manager and Director of Research, joined Hotchkis in 2000 as Portfolio Manager and Analyst and soon thereafter became the Director of Research. He has been a portfolio manager to Hotchkis' portion of the Funds since 2000. Mr. Majcher, currently Principal and Portfolio Manager, joined Hotchkis in 1996 as Analyst and became Portfolio Manager in 1999. He has served as portfolio manager to Hotchkis' portion of the Funds since 1999.


                          Hotchkis Portfolio Managers
                          for the Small Cap Value Fund
                         ------------------------------
David Green, Jim Miles, Joe Huber, Stan Majcher, and George Davis participate in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. Mr. Huber and Mr. Davis have authority to direct trading activity for Hotchkis' portion of the Fund. Mr. Green, Mr. Miles and Mr. Majcher are jointly responsible for the day-to-day management of the Fund's cash flows, which includes directing the Fund's purchases and sales to ensure that the Fund's holdings remain reflective of the "target portfolio."

Mr. Green, currently Principal and Portfolio Manager, joined Hotchkis in 1997 as Portfolio Manager and Analyst. He has managed Hotchkis' portion of the Fund since 1999. Mr. Miles, currently Principal and Portfolio Manager, joined Hotchkis in 1995 as Portfolio Manager and Analyst. He has served as portfolio manager to Hotchkis' portion of the Fund since 1999. Mr. Huber, currently Principal, Portfolio Manager and Director of Research, joined Hotchkis in 2000 as Portfolio Manager and Analyst and soon thereafter became the Director of Research. He has been a portfolio manager to Hotchkis' portion of the Fund since 2000. Mr. Majcher, currently Principal and Portfolio Manager, joined Hotchkis in 1996 as Analyst and became Portfolio Manager in 1999, at which time he became a portfolio manager to Hotchkis' portion of the Fund. Mr. Davis, currently Principal, Portfolio Manager and Chief Executive Officer, joined Hotchkis in 1988 as Portfolio Manager and Analyst. He has served as portfolio manager to Hotchkis' portion of the Funds since 1999.

J.P. MORGAN INVESTMENT MANAGEMENT INC. ("J.P. MORGAN"), 522 Fifth Avenue, New York, New York 10036, is an indirect wholly owned subsidiary of JPMorgan Chase & Co. As of December 31, 2005, J.P. Morgan and its affiliates had approximately $847 billion in assets under management, including over $666 million of assets of AMR Corporation and its subsidiaries and affiliated entities. J.P. Morgan serves as a sub-advisor to the Large Cap Growth Fund.

Raffaele Zingone, Vice President, is a portfolio manager in J.P. Morgan's U.S. Equity Group with responsibility for management of J.P. Morgan's portion of the Large Cap Growth Fund since the Fund's inception in July 2000. Prior to his current role, he was a research analyst following the aerospace, environmental, and diversified manufacturing sectors. Upon joining J.P. Morgan in 1991, he was a quantitative equity analyst and later served as a U.S. equity portfolio manager in London and New York.

LAZARD ASSET MANAGEMENT LLC ("LAZARD"), 30 Rockefeller Plaza, New York, New York 10112, an SEC registered investment advisor, is a subsidiary of Lazard Freres & Co. LLC, a registered broker-dealer. Lazard and its affiliates provided investment management services to client discretionary accounts with assets totaling approximately $77.6 billion as of December 31, 2005, including approximately $985.2 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Lazard serves as a sub-advisor to the International Equity Fund.

The following individuals comprise Lazard's International Equity management team, which is responsible for the day to day management of a portion of the International Equity Fund. Responsibility is shared equally among each member of the team.

John R. Reinsberg is a Deputy Chairman of Lazard with responsibility for international and global products. He also oversees the day-to-day operations of Lazard's International Equity investment team. He joined Lazard in 1992 and began working in the investment field in 1981. Mr. Reinsberg has managed Lazard's portion of the Fund since March 1999.
Gabrielle Boyle is a Senior Managing Director of Lazard. She is a Portfolio Manager on Lazard's International Equity team and a member of the London-based European Equity team. She joined Lazard in 1993 and has been working in the investment field since 1990. Ms. Boyle has managed Lazard's portion of the Fund since May 2003.

Michael A. Bennett is a Managing Director of Lazard and a Portfolio Manager for the International Equity, International Equity Select, European Equity Select, and Global



--------------------------------------------------------------------------------

About the Funds                        52                             Prospectus

Equity teams. He joined Lazard in 1992 and has worked in the investment field since 1987. Mr. Bennett has managed Lazard's portion of the Fund since May 2003. Michael Powers is a Managing Director of Lazard and a member of the International Equity, International Equity Select, and European Equity Select teams. He joined Lazard in 1990. Mr. Powers has managed Lazard's portion of the Fund since May 2003.

Michael G. Fry joined Lazard in 2005 as a Managing Director and is also a Managing Director and Portfolio Manager within Lazard Asset Management Limited in London. From 1995 to 2005, Mr. Fry held several positions at UBS Global Asset Management, including Lead Portfolio Manager and Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities. Mr. Fry began working in the investment field in 1987. He has managed Lazard's portion of the Fund since November 2005.

METROPOLITAN WEST CAPITAL MANAGEMENT, LLC ("METWEST CAPITAL"), 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660, is an SEC registered investment advisor founded in 1997. The firm is majority owned by its key professionals and minority owned by Metropolitan West Financial, LLC. As of December 31, 2005, MetWest Capital had approximately $3.9 billion of assets under management, which included approximately $782 million of assets of AMR Corporation and its subsidiaries and affiliated entities. MetWest Capital serves as a sub-advisor to the Large Cap Value and Small Cap Value Funds.

Howard Gleicher oversees the MetWest Capital investment team with responsibility for a portion of the Large Cap Value Fund. Mr. Gleicher has served as Chief Investment Officer since MetWest Capital's inception in August 1997 and has managed MetWest Capital's portion of the Large Cap Value Fund since November 2000. In addition to Mr. Gleicher, the Large Cap Value Fund's investment team includes Gary W. Lisenbee, David M. Graham and Jeffrey Peck. Mr. Lisenbee has served as President since MetWest Capital's inception in August 1997 and has managed MetWest Capital's portion of the Large Cap Value Fund since November 2000. Mr. Graham has served as Research Analyst since September 2000 and has managed MetWest Capital's portion of the Large Cap Value Fund since November 2000. From May 2000 through September 2000, he was a Senior Portfolio Manager and Research Analyst at Wells Fargo. From 1987 through 1999, he served as Vice President and Director of Research at Palley-Needelman Asset Management, Inc. Mr. Peck has served as Research Analyst since March 2004 and has managed MetWest Capital's portion of the Large Cap Value Fund since that time. From 2002 to March 2004, he was an equity research analyst with Janney Montgomery Scott, LLC. From 1998 through November 2001, he served as an equity research analyst at Bear Stearns & Company, Inc.

Gary W. Lisenbee has primary responsibility for managing MetWest Capital's portion of the Small Cap Value Fund. He has managed the Fund since August 2005.

MORGAN STANLEY INVESTMENT MANAGEMENT INC. ("MSIM INC."), 1221 Avenue of the Americas, New York, New York 10020, is a direct subsidiary of Morgan Stanley. As of December 31, 2005, MSIM Inc., together with its affiliated institutional asset management companies, managed assets of approximately $434.0 billion, including approximately $329.6 million of assets of AMR Corporation and its subsidiaries and affiliated entities. MSIM Inc. serves as a sub-advisor to the Emerging Markets Fund.

MSIM Inc.'s Emerging Markets team manages a portion of the Emerging Markets Fund. Members of the team include Narayan Ramachandran and Ruchir Sharma, Managing Directors of MSIM Inc., and Paul Psaila, an Executive Director of MSIM Inc.

Narayan Ramachandran, who is the team's lead portfolio manager, has worked for MSIM Inc. since 1996 and has managed MSIM Inc.'s portion of the Fund since 2001. Ruchir Sharma has worked for MSIM Inc. since 1996 and has managed MSIM's portion of the Fund since its inception in 2000. Paul Psaila has worked for MSIM Inc. since 1994 and has managed MSIM's portion of the Fund since its inception in 2000.

MSIM Inc. manages all portfolios via a team approach. Their investment team is comprised of fifteen dedicated portfolio manager/analysts located in New York, Singapore and Mumbai (India) that have extensive experience in analyzing emerging markets equity securities for investors. MSIM Inc.'s regional teams (Asia ex-Japan, Latin America, Emerging Europe, Middle East, Africa, and India sub-continent) are responsible for stock selection. Narayan Ramachandran and Ruchir Sharma serve as co-lead portfolio managers, and as such are ultimately responsible for overall portfolio performance and construction. Narayan and Ruchir focus on country allocation relying heavily on input from regional teams (thirteen other portfolio managers are responsible for stock selection). Portfolio managers generally specialize by region, with the exception of a few specialized groups focusing on key sectors including telecommunications, technology, commodities and energy.

NISA INVESTMENT ADVISORS, LLC ("NISA"), 150 N. Meramec Avenue, Suite 640, St. Louis, Missouri 63105, is an employee-owned investment advisory firm that began managing assets in 1994. As of December 31, 2005, NISA had assets of approximately $24.6 billion under management, including approximately $1.8 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. NISA serves as a sub-advisor to the Treasury Inflation Protected Securities Fund.

NISA's Investment Committee develops the investment strategy for NISA's portion of the Treasury Inflation Protected Securities Fund. The Investment Committee comprises Dr. Jess Yawitz, Dr. William Marshall and Mr. Ken Lester. Dr. Yawitz is NISA's Chairman and Chief Executive Officer. Dr. Marshall is NISA's President. Mr. Lester is NISA's Director of Fixed Income. Each has held these or comparable positions since the firm's inception in 1994. Drs. Yawitz and Marshall lead the portfolio management team that has joint responsibility for the day-to-



--------------------------------------------------------------------------------

Prospectus                             53                        About the Funds
day management of NISA's portion of the Fund and oversee the personnel responsible for implementing the strategy. Although Mr. Lester is part of the Investment Committee, he has no other direct involvement with the Fund. Mohan Balachandran and Anthony Pope, Senior Investment Officers, Fixed Income Trading, are responsible for implementing NISA's strategy for the Fund on a day-to-day basis. Dr. Balachandran and Mr. Pope have served as Fixed Income Investment Officers since 1997 and 1999, respectively. The NISA portfolio management team has managed NISA's portion of the Fund since its inception in June 2004.

OPUS CAPITAL MANAGEMENT, INC. ("OPUS"), One West Fourth Street, Suite 415, Cincinnati, Ohio 45202, is an employee-owned registered investment advisor established in 1996. As of December 31, 2005, Opus had assets under management of approximately $1.1 billion, including approximately $435 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Opus serves as a sub-advisor to the Small Cap Value Fund.

The Investment Committee at Opus is comprised of Len Haussler, President & Portfolio Manager, Kevin Whelan, Vice President, and Jon Detter, Research Analyst. Opus has a team approach to the buying and selling of individual securities, and a consensus is usually formed before any purchase or sale of a security is initiated. If there is a lack of consensus, the Portfolio Manager makes the final decision. If the Portfolio Manager is out of the office and unavailable for consultation, the remaining members of the Investment Committee are authorized to make investment decisions.

Len A. Haussler co-founded Opus in 1996 and serves as the lead portfolio manager for the firm. Mr. Haussler develops the investment strategy, directs investments and oversees trading for all client portfolios. He has over 23 years of investment experience and has managed Opus' portion of the Small Cap Value Fund since January 2005.

Kevin P. Whelan has served as Vice President of Opus since 1998. He is primarily responsible for conducting research and directing trades. Mr. Whelan has over eight years of investment experience and has managed Opus' portion of the Fund since January 2005.

Jonathon M. Detter has served as Research Analyst for Opus since 2003. He is primarily responsible for conducting research and directing trades. Prior to joining Opus, Mr. Detter valued private and public firms at Valuation Research Company and Arthur Andersen LLP. He has over five years of investment and valuation experience and has managed Opus' portion of the Fund since January 2005.


POST ADVISORY GROUP, LLC ("POST"), 11755 Wilshire Blvd., Suite 1400, Los Angeles, California 90025, is a high yield fixed income management firm and the successor advisory entity of Post Advisory Group, Inc., initially founded by Lawrence Post in April 1992. Post is majority owned by Principal Global Investors, LLC. As of December 31, 2005, Post had assets under management totaling approximately $8 billion, including approximately $320 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Post serves as sub-advisor to the High Yield Bond Fund.

As a firm, Post utilizes a co-manager system to protect the client and to ensure continuity of performance. The High Yield Bond Fund has been managed by Lawrence Post since its inception in December 2000, and Allan Schweitzer became co-manager in 2004. Lawrence Post, Chief Executive Officer, President and Chief Investment Officer of Post, has overall responsibility for the Fund's portfolio and investment process. Mr. Post has over 30 years of experience in the investment business, including 25 years in the high yield bond area. Mr. Schweitzer joined Post in 2000 from Trust Company of the West where he was a senior high yield analyst specializing in healthcare, media, and lodging research. He has over twelve years of experience in the high yield bond area.

PZENA INVESTMENT MANAGEMENT, LLC ("PZENA"), 120 West 45th Street, 20th Floor, New York, New York 10036, is a majority employee-owned investment management firm founded in 1995. As of December 31, 2005, Pzena had assets of approximately $16.8 billion under management, including approximately $21.4 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Pzena serves as a sub-advisor to the Mid-Cap Value Fund.

Investment decisions for the portion of the Mid-Cap Value Fund sub-advised by Pzena are made by a three-person investment team. The team consists of Richard
S. Pzena, John P. Goetz and Manoj Tandon. Each member has equal weight in determining how research findings are translated into an earnings model. Further, all decisions require unanimous consent of the three individuals. Should one of the members become unavailable for either planned or unplanned reasons, the remaining members would continue the process.

Mr. Pzena is Managing Principal, Chief Executive Officer, Co-Chief Investment Officer and Founder of Pzena. He has served on the portfolio management team since the inception of the Mid-Cap Value Fund in June 2004 and has been with Pzena since its inception in January 1996. Mr. Goetz is a Managing Principal and Co-Chief Investment Officer of Pzena as of January 1, 2005. Prior to becoming Co-CIO, Mr. Goetz was Director of Research for Pzena. He has also served on the Fund's portfolio management team since its inception and has been with Pzena since 1996. Manoj Tandon is a Principal and Portfolio Manager at Pzena. Prior to joining Pzena in 2002, Mr. Tandon was Associate Analyst for the Global Software and IT Services Strategy team at Deutsche Bank and a member of its Enterprise Software Research team from 1999 to 2002. He began managing Pzena's portion of the Fund in January 2006.

SSGA FUNDS MANAGEMENT, INC. ("SSGA"), One Lincoln Street, Boston, Massachusetts 02111, is an SEC registered investment advisor and currently provides advisory services only to U.S. SEC registered investment companies. SSgA is a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Com-



--------------------------------------------------------------------------------

About the Funds                        54                             Prospectus
pany. As of December 31, 2005, SSgA had approximately $96.7 billion of assets under management. SSgA serves as a sub-advisor to the Small Cap Value Fund.


SSgA's portion of the Small Cap Value Fund is managed by a team of three portfolio managers who share responsibility for day-to-day management. The portfolio managers are dual employees of SSgA and State Street Global Advisors, the investment management division of State Street Bank and Trust Company. Ric Thomas has served as Deputy Department Head and Portfolio Manager in State Street Global Advisors' Enhanced Equity Group since 1998. Chuck Martin has served as a Portfolio Manager in the Enhanced Equity Group since 2001, prior to which, he was an equity analyst at SunTrust Equitable Securities. John O'Connell has served as a Portfolio Manager in the Enhanced Equity Group since April 2000. Prior to that time, Mr. O'Connell was an Investment Associate in State Street Global Advisors' Global Structured Products Group. Mr. Thomas, Mr. Martin and Mr. O'Connell have managed SSgA's portion of the Small Cap Value Fund since August 2005.

TEMPLETON INVESTMENT COUNSEL, LLC ("TEMPLETON"), 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394, is an indirect wholly owned subsidiary of Franklin Resources, Inc., a global investment organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management services, through its Franklin, Templeton, Mutual Series and Fiduciary Trust subsidiaries. The San Mateo, CA-based company has over 50 years of investment experience and more than $464.8 billion in assets under management as of December 31, 2005. Of this amount, approximately $1.4 billion were assets of AMR Corporation and its subsidiaries and affiliated entities. Templeton serves as a sub-advisor to the International Equity Fund.

Gary P. Motyl has served as a portfolio manager to Templeton's portion of the International Equity Fund since the Fund's inception in August 1991. Mr. Motyl is President of Templeton and Chief Investment Officer of Templeton Institutional Global Equities. He joined Templeton in 1981.

THE BOSTON COMPANY ASSET MANAGEMENT, LLC ("THE BOSTON COMPANY"), One Boston Place, Boston, Massachusetts 02108, is a subsidiary of Mellon Financial Corporation. Assets under management as of December 31, 2005 were $60.0 billion, including approximately $1.6 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. Certain of the assets managed by The Boston Company are managed as dual officers of affiliated entities. The Boston Company serves as a sub-advisor to the Small Cap Value, International Equity and Emerging Markets Funds.


                          The Boston Company Portfolio
                     Managers for the Small Cap Value Fund
                           --------------------------
Joseph M. Corrado, Senior Vice President, is the lead portfolio manager for the US Small Cap Value Equity strategy for The Boston Company and he oversees the US Small Cap Value team. Mr. Corrado joined The Boston Company in 1986. Stephanie
K. Brandaleone, Vice President, and Edward R. Walter, Vice President, have served as US Small Cap Value Equity portfolio managers for The Boston Company since February 1999 and May 2004, respectively. Prior to becoming portfolio managers, both Ms. Brandaleone and Mr. Walter served as research analysts, and they continue to fulfill certain research responsibilities in conjunction with their portfolio management duties. Ms. Brandaleone's research role involves covering a broad range of industries and special situations, while Mr. Walter focuses on the Health Care, Technology, Business Services and Industrial sectors. Mr. Corrado, Ms. Brandaleone and Mr. Walter have managed a portion of the Small Cap Value Fund since September 2004.


                          The Boston Company Portfolio
                       Managers for the Emerging Markets
                         and International Equity Funds
                           --------------------------

D. Kirk Henry is the Director of International Value Equities for The Boston Company. He is the lead portfolio manager for the International Value and Emerging Markets strategies. Mr. Henry joined The Boston Company in 1994. He has served as a portfolio manager for a portion of the Emerging Markets Fund since August 2000 and a portion of the International Equity Fund since September 2004. Clifford A. Smith, Senior Vice President, and Carolyn M. Kedersha, Senior Vice President, have been with The Boston Company since 1998 and 1988, respectively. Prior to becoming portfolio managers in March 2003, they each served as research analysts. Mr. Smith has served as a portfolio manager for a portion of the International Equity Fund since September 2004, and Ms. Kedersha has served as a portfolio manager to a portion of the Emerging Markets Fund since March 2003. Both Mr. Smith and Ms. Kedersha continue to conduct research on a variety of regions and sectors. Mr. Smith focuses on global technology and European capital goods companies, while Ms. Kedersha targets companies located in the United Kingdom, Greece, Egypt, Turkey, Israel, Russia, and Latin America.
All other assets of AMR Corporation and its affiliates under management by each respective sub-advisor (except assets managed by Barrow and NISA under the HALO Bond Program) are considered when calculating the fees for each sub-advisor. Including these assets lowers the investment advisory fees for each applicable Fund.


Valuation of Shares
-------------------
The price of each Fund's shares is based on its net asset value ("NAV") per share. Each Fund's NAV is computed by adding total assets, subtracting all of the Fund's liabilities, and dividing the result by the total number of shares outstanding. Securities held by the Money Market Fund are valued in accordance with the amortized cost method, which is designed to enable that Fund to maintain a stable NAV of $1.00 per share. Equity securities are



--------------------------------------------------------------------------------

Prospectus                             55                        About the Funds
valued based on market value. Debt securities (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. In some cases, the price of debt securities is determined using quotes obtained from brokers.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by a Fund's or Portfolio's applicable Board of Trustees, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security's trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security's true market value. In addition, if a significant event, as determined by the Manager, that may affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of the Fund's NAV, fair value pricing would be used on the affected security or securities. Fair value pricing may be used by any of the Funds, but certain Funds are more likely to hold securities requiring fair value pricing. The Emerging Markets Fund, International Equity Fund and Master International Index Series often fair value securities as a result of significant events occurring after the close of the foreign markets in which these Funds invest. In addition, the High Yield Bond Fund may invest in illiquid securities requiring fair value pricing.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Funds' fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Funds' fair valuation procedures.

The NAV of Institutional Class shares will be determined based on a pro rata allocation of the Fund's or Portfolio's (as applicable) investment income, expenses and total capital gains and losses. Except for the Money Market Fund, each Fund's NAV per share is determined as of the close of the New York Stock Exchange ("Exchange"), generally 4:00 p.m. Eastern Time, on each day on which it is open for business. The NAV per share for the Money Market Fund is typically determined as of 5:00 p.m. Eastern Time, on each day on which the Exchange is open for business. On days when the financial markets in which the Money Market Fund invests close early, the NAV may be calculated as of the earlier close of those markets. In addition to the days the Exchange is closed, the Money Market Fund is also not open and no NAV is calculated on Columbus Day and Veterans Day. In certain limited circumstances, the Money Market Fund, at its discretion, may designate other days as a business day on which it will accept purchases and redemptions (but typically not exchanges between the Money Market Fund and another American Beacon Fund). Because the International Equity, Emerging Markets, and International Equity Index Funds (the "International Funds") invest in securities primarily listed on foreign exchanges that trade on days when the Funds do not price their shares, the NAV per share of the International Funds may change on days when shareholders will not be able to purchase or redeem the International Funds' shares.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------


Purchase and Redemption of Shares
---------------------------------


Eligibility
-----------

Institutional Class shares are offered without a sales charge to investors who make an initial investment of at least $2 million, including:


- agents or fiduciaries acting on behalf of their clients (such as employee benefit plans, personal trusts and other accounts for which a trust company or financial advisor acts as agent or fiduciary);

- endowment funds and charitable foundations;

- employee welfare plans that are tax-exempt under Section 501(c)(9) of the Internal Revenue Code of 1986, as amended ("Code");

- qualified pension and profit sharing plans;

- cash and deferred arrangements under Section 401(k) of the Code;

- corporations; and

- other investors who make an initial investment of at least $2 million.

The Manager may allow a reasonable period of time after opening an account for an investor to meet the initial investment requirement. In addition, for investors such as trust companies and financial advisors who make investments for a group of clients, the minimum initial investment can be met through an aggregated purchase order for more than one client.

The Small Cap Value Fund closed to new investors as of the close of business on Friday, February 4, 2005. The Fund will continue to accept additional investments (including reinvestments of dividends and capital gains distributions) from: (1) shareholders of the Fund who had open accounts on February 4, 2005; (2) participants in most qualified retirement plans if the Fund was designated as an available option as of February 4, 2005; (3) investors who had previously committed to invest in the Fund but whose accounts were not yet funded as of February 4, 2005; and (4) existing accounts managed on a discretionary basis by registered investment advisors that included the Fund in their discretionary account program as of February 4, 2005. Investors through financial intermediaries who did not have a funded position through the intermediary prior to February 4, 2005 will



--------------------------------------------------------------------------------

About Your Investment                  56                             Prospectus
not be allowed to establish a new position after that date. In the case of mergers, reorganizations, acquisitions or other business combinations in which one or more companies involved in the transaction currently offer the Fund as an investment option to retirement plan participants, a company that, as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company or otherwise), may request to add the Fund as an investment option under its retirement plan. In addition, there may be circumstances where a company currently offering the Fund as an investment option under its retirement plan may wish to consolidate available investment options under its plan and, as a result, transfer significant assets to the Fund. Such requests will be reviewed by the Manager on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders.


Opening an Account
------------------
A completed, signed application is required to open an account. You may obtain an application form by:


- calling 1-800-967-9009, or

- downloading an account application on the Funds' website at www.americanbeaconfunds.com.
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, tax ID numbers, and other documentation. The Funds are required by law to reject your new account application if the required identifying information is not provided.
Complete the application, sign it and

         Mail to:             or Fax to:
  American Beacon Funds     (817) 931-8803
  4151 Amon Carter Blvd.
         MD 2450
   Fort Worth, TX 76155



Purchase Policies
-----------------

Shares of the Funds are offered and purchase orders are typically accepted until the deadlines listed below on each day on which the Exchange is open for business. In addition, the Money Market Fund may, at its discretion, accept orders on days when the Exchange is closed. Shares of the Money Market Fund are not offered and orders are not accepted on Columbus Day and Veterans Day.

                             PURCHASE ORDER DEADLINE
FUND                             (EASTERN TIME)
----                         -----------------------
Money Market                         5:00 p.m.*
All other Funds                      4:00 p.m.**

    *or such other time as may be designated by the Fund
   **or the close of the Exchange (whichever comes first)

If a purchase order is received in good order prior to the applicable Fund's deadline, the purchase price will be the NAV per share next determined on that day. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that the Fund is open for business. Each Fund has the right to reject any purchase order or cease offering shares at any time. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Funds will not accept "starter" checks, credit card checks, money orders, cashier's checks, official checks, or third party checks. No sales charges are assessed on the purchase or sale of Fund shares.


Redemption Policies
-------------------
Shares of any Fund may be redeemed by telephone, via the Funds' website, or by mail on any day that the Fund is open for business. The redemption price will be the NAV next determined after a redemption request is received in good order, minus a redemption fee, if applicable. For assistance with completing a redemption request, please call 1-800-658-5811.
For the Money Market Fund, redemption requests received in good order by 3:00 p.m. Eastern Time or by the close of the Exchange (whichever comes first) are generally transmitted to shareholders on the same day. For all other Funds, wire proceeds from redemption requests received in good order by 4:00 p.m. Eastern Time or by the close of the Exchange (whichever comes first) are generally transmitted to shareholders on the next day the Funds are open for business. In any event, proceeds from a redemption request for any Fund will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check may be delayed until the check has cleared, which may take up to 15 days. A redemption fee of 2% will be deducted from your redemption amount when you sell shares of the International Equity Fund or Emerging Markets Fund that you have owned for less than 90 days. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading activity in and out of the Fund. If you purchased shares on multiple dates, the shares you have



--------------------------------------------------------------------------------

Prospectus                             57                  About Your Investment
held the longest will be redeemed first for purposes of assessing the redemption fee. The redemption fee is not imposed on shares acquired through the reinvestment of distributions or shares redeemed through pre-authorized automatic redemption plans. In addition, the redemption fee may not apply to arrangements through financial intermediaries. The redemption fee will be imposed on shares held in retirement plans to the extent that plan intermediaries are able to charge the fee to plan participants for credit to the applicable Fund. See the section titled Market Timing for additional information.

The Funds reserve the right to suspend redemptions or postpone the date of payment (i) when the Exchange is closed (other than for customary weekend and holiday closings); (ii) when trading on the Exchange is restricted; (iii) when the SEC determines that an emergency exists so that disposal of a Fund's investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the Funds' shareholders.

Although the Funds intend to redeem shares in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the applicable Fund or its corresponding portfolio. Unpaid dividends credited to an account up to the date of redemption of all shares of a Money Market Fund generally will be paid at the time of redemption.


Exchange Policies
-----------------
Shares of the Institutional Class of any Fund may be exchanged for shares of the Institutional Class of another Fund under certain limited circumstances. Since an exchange involves a concurrent purchase and redemption, please review the sections titled Purchase Policies and Redemption Policies for additional limitations that apply to purchases and redemptions. To exchange out of a Fund and into another, a shareholder must have owned shares of the redeeming Fund for at least 15 days. The minimum investment requirement must be met for the Fund into which the shareholder is exchanging. Fund shares may be acquired through exchange only in states in which they can be legally sold. The Funds will not accept more than one exchange in and out of any Fund (except for the Money Market Fund) within any rolling 90-day period. The Funds reserve the right to terminate the exchange privilege of any shareholder who violates the limit on exchanges. In addition, the Funds may reject an exchange order or terminate the exchange privilege of a shareholder, if the Manager determines that the shareholder is investing in a Fund to profit in day-to-day fluctuations of the Fund's NAV, also known as market timing, regardless of whether the shareholder violated the Funds' stated policy on the frequency of exchanges. See the section titled Market Timing for additional information on the Funds' policies to deter market timing.


HOW TO PURCHASE SHARES
By Wire
If your account has been established, you may call
1-800-658-5811 or visit www.americanbeaconfunds.com (select
"My Account") to purchase shares by wire. Send a bank wire to State Street Bank and Trust Co. with these instructions:
- ABA# 0110-0002-8; AC-9905-342-3,
- Attn: American Beacon Funds-Institutional Class,
- the Fund name and Fund number, and
- shareholder's account number and registration.
By Check
- Make check payable to American Beacon Funds.
- Include the shareholder's account number, Fund name and Fund number on the check.
- Mail the check to:
  American Beacon Funds
  P.O. Box 219643
  Kansas City, MO 64121-9643
By Exchange
Send a written request to the address above, visit www.americanbeaconfunds.com or call 1-800-658-5811 to exchange shares.
Via "My Account" on www.americanbeaconfunds.com
You may purchase shares by selecting "My Account" on www.americanbeaconfunds.com.



--------------------------------------------------------------------------------

About Your Investment                  58                             Prospectus

HOW TO REDEEM SHARES
By Telephone

- Call 1-800-658-5811 to request a redemption.
- Proceeds from redemptions placed by telephone will generally be transmitted by wire only, as instructed on the application form.
By Mail

Write a letter of instruction including:
- the Fund name and Fund number,
- shareholder account number,
- shares or dollar amount to be redeemed, and
- authorized signature(s) of all persons required to sign for the account.
  Mail to:
  American Beacon Funds
  P.O. Box 219643
  Kansas City, MO 64121-9643
- Other supporting documents may be required for estates, trusts, guardianships, custodians, corporations, and welfare, pension and profit sharing plans. Call
  1-800-658-5811 for instructions.
- Proceeds will only be mailed to the account address of record or transmitted by wire to a commercial bank account designated on the account application form.

To protect the Funds and your account from fraud, a STAMP
2000 Medallion signature guarantee is required for redemption orders:
- with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application, or
- for an account requesting payment by check whose address has changed within the last 30 days.

The Funds only accept STAMP 2000 Medallion signature guarantees, which may be obtained at most banks, broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.

By Exchange

Send a written request to the address above, visit www.americanbeaconfunds.com or call 1-800-658-5811 to exchange shares.

Via "My Account" on www.americanbeaconfunds.com

If you have established bank instructions for your account, you may request a redemption by selecting "My Account" on www.americanbeaconfunds.com. To establish bank instructions, please call 1-800-658-5811.



General Policies
----------------

If a shareholder's account balance in any Fund falls below $100,000, the shareholder may be asked to increase the balance. If the account balance remains below $100,000 after 45 days, the Funds reserve the right to close the account and send the proceeds to the shareholder.

A STAMP 2000 Medallion signature guarantee may be required in order to change an account's registration or banking instructions. You may obtain a STAMP 2000 Medallion signature guarantee at most banks, broker-dealers and credit unions, but not from a notary public.

The following policies apply to instructions you may provide to the Funds by telephone:

- The Funds, their officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.

- The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone are genuine.

- Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

The Funds reserve the right to:

- liquidate a shareholder's account at the current day's NAV and remit proceeds via check if the Funds are unable to verify the shareholder's identity within three business days of account opening,

- modify or terminate the exchange privilege at any time, and

- seek reimbursement from the shareholder for any related loss incurred if payment for the purchase of Fund shares by check does not clear the shareholder's bank.

The Funds have authorized certain third party financial intermediaries, such as broker-dealers, third party administrators and trust companies, to receive purchase and redemption orders on behalf of the Funds and to



--------------------------------------------------------------------------------

Prospectus                             59                  About Your Investment
designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. A Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at the Fund's next determined NAV after receipt by the financial intermediary or its designee.

Third parties who offer Fund shares may charge transaction fees and may set different minimum investments or limitations on purchasing or redeeming shares.

Market Timing
-------------

Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in the Fund's NAV is known as market timing. Market timing by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of the Fund's NAV, (ii) an increase in the Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies. The International Equity, Emerging Markets, and High Yield Bond Funds are particularly at risk for market timing activity. Please see Market Timing Risk under the description of each of these Funds.

The Funds' Board of Trustees has adopted policies and procedures intended to discourage market timing. These policies include a redemption fee imposed on the Emerging Markets and International Equity Funds, which is described in the Redemption Policies section. In addition, the Funds have established limitations on exchanges between Funds, which are described in the Exchange Policies section. In general, the Funds reserve the right to reject any purchase order, terminate the exchange privilege or liquidate the account of any shareholder that the Manager determines has engaged in market timing.

Certain third parties that offer Fund shares have informed the Funds that they are unable to enforce the Fund's policies to discourage market timing. In addition, certain third parties do not provide information to the Funds regarding the activity of the underlying shareholders in omnibus accounts. Therefore, the Funds do not have the information necessary to detect market timing by those underlying shareholders. In some cases, third parties that offer Fund shares may provide exemptions from the Funds' market timing policies, or they may have even stricter policies to deter market timing. For more information, please contact the financial institution through which you invest in the Funds.

Distributions and Taxes
-----------------------

The Funds distribute most or all of their net earnings in the form of dividends from net investment income and distributions of realized net capital gains and gains from foreign currency transactions. Unless the account application instructs otherwise, distributions will be reinvested in additional Fund shares. Monthly distributions are paid to shareholders on the first business day of the following month. Distributions are paid as follows:

                                                    OTHER
                                                DISTRIBUTIONS
FUND                        DIVIDENDS PAID          PAID
----                        --------------      -------------
Balanced                       Annually           Annually
Large Cap Value                Annually           Annually
Large Cap Growth               Annually           Annually
Mid-Cap Value                  Annually           Annually
Small Cap Value                Annually           Annually
International Equity           Annually           Annually
Emerging Markets               Annually           Annually
S&P 500 Index            April, July, October     Annually
                             and December
Small Cap Index                Annually           Annually
International Equity
  Index                        Annually           Annually
High Yield Bond                Monthly            Annually
Intermediate Bond              Monthly            Annually
Short-Term Bond                Monthly            Annually
Treasury Inflation
  Protected Securities   April, July, October     Annually
                             and December
Money Market                   Monthly            Monthly

Usually, dividends received from a Fund are taxable as ordinary income, regardless of whether the dividends are reinvested, except for a Fund's dividends that are attributable to qualified dividend income ("QDI"). However, the portion of a Fund's dividends derived from its investments in certain direct U.S. Government obligations is generally exempt from state and local income taxes. Distributions by a Fund of the excess of net short-term capital gain over net long-term capital loss and gains from certain foreign currency transactions are similarly taxed as ordinary income. Distributions by a Fund of the excess of net long-term capital gain over net short-term capital loss are taxable to their shareholders as long-term capital gains regardless of how long they have been shareholders. To the extent those distributions are attributable to net capital gain that a Fund recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2009, they are subject to a 15% maximum federal income tax rate for individual shareholders.

Some foreign countries may impose taxes on dividends paid to and gains realized by the International Funds. An International Fund may treat these taxes as a deduction or, under certain conditions, "flow the tax through" to its shareholders. In the latter event, a shareholder may either deduct the taxes or use them to calculate a credit against his or her federal income tax.

A portion of the dividends paid by the Balanced Fund, the Large Cap Value Fund, the Large Cap Growth Fund, the Mid-Cap Value Fund, the Small Cap Value Fund, the S&P 500 Index Fund, the Small Cap Index Fund, and the High Yield Bond Fund may be eligible for the 15% maximum federal income tax rate applicable to dividends that individuals receive through the year 2008. The eligible portion for such a Fund may not exceed its QDI. QDI is the aggregate of dividends a Fund receives from most domestic corporations and certain foreign corporations. If a Fund's QDI is at least 95% of its gross income (as specially computed) and the Fund satisfies



--------------------------------------------------------------------------------

About Your Investment                  60                             Prospectus
certain holding period, debt-financing and other restrictions with respect to the shares on which the dividends are paid, the entire dividend will qualify for the 15% maximum federal income tax rate. A portion of the dividends paid by these Funds may also be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period, debt-financing and other restrictions, but the eligible portion will not exceed the aggregate dividends a Fund receives from domestic corporations. However, dividends that a corporate shareholder receives and deducts pursuant to the dividends-received deduction may be subject indirectly to the federal alternative minimum tax. Dividends paid by the Intermediate Bond, Short-Term Bond and Money Market Funds will not qualify, and dividends an International Fund pays most likely will not qualify, for the maximum 15% rate or for the dividends-received deduction.

Shareholders may realize a taxable gain or loss when redeeming or exchanging shares (other than shares of the Money Market Fund). That gain or loss may be treated as a short-term or long-term gain, depending on how long the redeemed or exchanged shares were held. Any capital gain an individual shareholder recognizes through the year 2008 on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.

This is only a summary of some of the important income tax considerations that may affect Fund shareholders. Shareholders should consult their tax advisors regarding specific questions as to the effect of federal, state and local income taxes on an investment in the Funds.


ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Distribution of Fund Shares
---------------------------

The Funds do not incur any direct distribution expenses related to Institutional Class shares. However, the Funds have adopted a Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, which authorizes the use of any fees received by the Manager in accordance with the Administrative Services and Management Agreements, and any fees received by the sub-advisors pursuant to their Investment Advisory Agreements with the Manager, to be used for the sale and distribution of Fund shares. In the event the Funds begin to incur distribution expenses, distribution fees may be paid out of Fund assets, possibly causing the cost of your investment to increase over time and resulting in costs higher than other types of sales charges.


Master-Feeder Structure
-----------------------

Under a master-feeder structure, a "feeder" fund invests all of its investable assets in a "master" fund with the same investment objective. The "master" fund purchases securities for investment. The master-feeder structure works as follows:

                        (MASTER-FEEDER STRUCTURE CHART)

Each Master-Feeder Fund can withdraw its investment in its corresponding portfolio at any time if the Board of Trustees determines that it is in the best interest of the Fund and its shareholders to do so. A change in a portfolio's fundamental objective, policies and restrictions, which is not approved by the shareholders of its corresponding Fund, could require that Fund to redeem its interest in the portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the portfolio. Should such a distribution occur, that Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for that Fund and could affect adversely the liquidity of the Fund. If a Master-Feeder Fund withdraws its investment in its corresponding portfolio, the Fund's assets will be invested directly in investment securities or in another master fund, according to the investment policies and restrictions described in this Prospectus.

Prior to March 1, 2006, the International Equity Fund invested all of its investable assets in a corresponding portfolio of the Master Trust with a similar name and identical investment objective. On March 1, 2006, the master-feeder structure of this Fund was discontinued, and the Fund now directly purchases securities for investment in accordance with its investment objective.


Portfolio Holdings
------------------

With the exception of the International Equity Index, S&P 500 Index and Small Cap Index Funds, a complete listing of each Fund's holdings is made available on the Funds' website on a monthly basis. The holdings information is generally posted to the website approximately thirty days after the end of each month and remains available for six months thereafter. To access a list of holdings, go to www.americanbeaconfunds.com and select "Monthly Fund Holdings" under the "I want info on..." menu on the home page.



--------------------------------------------------------------------------------

Prospectus                             61                 Additional Information

Delivery of Documents
--------------------

If you invest in the Funds through a financial institution, you may be able to receive the Funds' regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.


Financial Highlights
--------------------

The financial highlights tables are intended to help you understand each Fund's financial performance for the past five fiscal years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in each Fund's table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and distributions). On November 30, 2005, the Mid-Cap Value Fund's Institutional Class of shares was renamed the AMR Class, and the Fund began offering a new class of shares known as the Institutional Class. The financial highlights table for the Mid-Cap Value Fund represents the financial performance of the former Institutional Class of the Fund, which had a similar expense structure and performance to the current Institutional Class. Each Fund's financial highlights were audited by Ernst & Young LLP, Independent Registered Public Accounting Firm. The report of Ernst & Young LLP, along with the Funds' financial statements, is found in the Funds' Annual Report, which you may obtain upon request.



--------------------------------------------------------------------------------

Additional Information                 62                             Prospectus

                                                                          BALANCED FUND-INSTITUTIONAL CLASS
                                                              ---------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------
                                                               2005        2004        2003       2002      2001(C D F)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:                -------     -------     ------     ------     -----------
Net asset value, beginning of period........................  $ 14.31     $ 12.99     $10.97     $12.07      $  12.27
                                                              -------     -------     ------     ------      --------
Income from investment operations:
   Net investment income(A B)...............................     0.36        0.29       0.31(G)    0.11          0.51
   Net gains (losses) on securities (both realized and
     unrealized)(B).........................................     1.11        1.36       1.84(G)   (0.69)        (0.03)
                                                              -------     -------     ------     ------      --------
Total income (loss) from investment operations..............     1.47        1.65       2.15      (0.58)         0.48
                                                              -------     -------     ------     ------      --------
Less distributions:
   Dividends from net investment income.....................    (0.31)      (0.33)     (0.13)     (0.44)        (0.68)
   Distributions from net realized gains on securities......    (0.47)         --         --      (0.08)           --
                                                              -------     -------     ------     ------      --------
Total distributions.........................................    (0.78)      (0.33)     (0.13)     (0.52)        (0.68)
                                                              -------     -------     ------     ------      --------
Net asset value, end of period..............................  $ 15.00     $ 14.31     $12.99     $10.97      $  12.07
                                                              =======     =======     ======     ======      ========
Total return................................................    10.53%      12.87%     19.77%     (5.14)%        4.07%
                                                              =======     =======     ======     ======      ========
Ratios and supplemental data:
   Net assets, end of period (in thousands).................  $14,122     $ 8,378     $9,041     $8,994      $157,775
   Ratios to average net assets (annualized):
       Expenses, net of waivers(B)..........................     0.56%       0.63%      0.63%      0.62%         0.62%
       Expenses, before waivers(B)..........................     0.56%       0.63%      0.63%      0.62%         0.62%
       Net investment income, net of waivers(B).............     2.45%       2.15%      2.74%      3.12%         3.56%
       Net investment income, before waivers(B).............     2.45%       2.15%      2.74%      3.12%         3.56%
   Portfolio turnover rate(E)...............................       58%         62%        69%        84%          122%

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Balanced Portfolio through February 28, 2002.

(C) On September 7, 2001, American Beacon Advisors, Inc. assumed management of the fixed income portion of the Balanced Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(D) On October 9, 2001, Hotchkis and Wiley Capital Management, LLC assumed management of the equity portion of the Balanced Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(E) The Balanced Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(F) Independence Investment LLC was removed as an investment advisor to the Balanced Fund on November 30, 2000.

(G) For the year ended October 31, 2003, the net investment income and net gains (losses) on securities (both realized and unrealized) has been restated from
    0.30 and 1.85, respectively.



--------------------------------------------------------------------------------

Prospectus                             63                 Additional Information

                                                             LARGE CAP VALUE FUND-INSTITUTIONAL CLASS
                                                    ----------------------------------------------------------
                                                                      YEAR ENDED OCTOBER 31,
                                                    ----------------------------------------------------------
                                                      2005        2004        2003        2002       2001(B D)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:      --------     -------     -------     -------     ---------
Net asset value, beginning of period..............  $  18.23     $ 15.62     $ 12.55     $14.51       $ 15.83
                                                    --------     -------     -------     -------      -------
Income from investment operations:
    Net investment income(A C)....................      0.28        0.26        0.25(F)    0.27          0.28
    Net gains (losses) on securities (both
      realized and unrealized)(C).................      2.74        2.62        3.11(F)   (1.76)        (0.61)
                                                    --------     -------     -------     -------      -------
Total income (loss) from investment operations....      3.02        2.88        3.36      (1.49)        (0.33)
                                                    --------     -------     -------     -------      -------
Less distributions:
    Dividends from net investment income..........     (0.25)      (0.27)      (0.29)     (0.30)        (0.50)
    Distributions from net realized gains on
      securities..................................        --          --          --      (0.17)        (0.49)
                                                    --------     -------     -------     -------      -------
Total distributions...............................     (0.25)      (0.27)      (0.29)     (0.47)        (0.99)
                                                    --------     -------     -------     -------      -------
Net asset value, end of period....................  $  21.00     $ 18.23     $ 15.62     $12.55       $ 14.51
                                                    ========     =======     =======     =======      =======
Total return......................................     16.64%      18.59%      27.30%    (10.83)%       (2.21)%
                                                    ========     =======     =======     =======      =======
Ratios and supplemental data:
    Net assets, end of period (in thousands)......  $201,111     $48,451     $23,512     $21,589      $10,081
    Ratios to average net assets (annualized):
        Expenses, net of waivers(C)...............      0.60%       0.66%       0.66%      0.61%         0.64%
        Expenses, before waivers(C)...............      0.60%       0.66%       0.66%      0.61%         0.64%
        Net investment income, net of
          waivers(C)..............................      1.58%       1.49%       1.88%      1.82%         1.76%
        Net investment income, before
          waivers(C)..............................      1.58%       1.49%       1.88%      1.82%         1.76%
    Portfolio turnover rate(E)....................        25%         29%         27%        34%           60%

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) On October 9, 2001, Hotchkis and Wiley Capital Management, LLC assumed management of the Large Cap Value Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(C) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Large Cap Value Portfolio through February 28, 2002.

(D) Metropolitan West Capital Management, LLC replaced Independence Investment LLC as an investment advisor to the Large Cap Value Fund on December 1, 2000.

(E) The Large Cap Value Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(F) For the year ended October 31, 2003, the net investment income and net gains (losses) on securities (both realized and unrealized) has been restated from
    0.20 and 3.16, respectively.

                                                                   LARGE CAP GROWTH FUND-INSTITUTIONAL CLASS
                                                              ----------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------
                                                               2005       2004       2003       2002        2001
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:                ------     ------     ------     -------     -------
Net asset value, beginning of period........................  $ 5.82     $ 5.47     $ 4.53     $  5.66     $  9.54
                                                              ------     ------     ------     -------     -------
Income from investment operations:
    Net investment income (loss)(A).........................    0.04       0.02       0.02        0.03       (0.01)
    Net gains (losses) on securities (both realized and
      unrealized)(A)........................................    0.37       0.35       0.94       (1.16)      (3.86)
                                                              ------     ------     ------     -------     -------
Total income (loss) from investment operations..............    0.41       0.37       0.96       (1.13)      (3.87)
                                                              ------     ------     ------     -------     -------
Less distributions:
    Dividends from net investment income....................   (0.05)     (0.02)     (0.02)         --       (0.01)
                                                              ------     ------     ------     -------     -------
Total distributions.........................................   (0.05)     (0.02)     (0.02)         --       (0.01)
                                                              ------     ------     ------     -------     -------
Net asset value, end of period..............................  $ 6.18     $ 5.82     $ 5.47     $  4.53     $  5.66
                                                              ======     ======     ======     =======     =======
Total return................................................    7.06%      6.71%     21.15%     (19.96)%    (40.62)%
                                                              ======     ======     ======     =======     =======
Ratios and supplemental data:
    Net assets, end of period (in thousands)................  $  105     $    1     $    1     $     1     $     1
    Ratios to average net assets (annualized)(A):
        Expenses, net of waivers............................    0.89%      0.84%      0.87%       0.87%       0.99%
        Expenses, before waivers............................    4.64%     13.22%      0.87%       0.87%        101%
        Net investment income (loss), net of waivers........   (0.18)%     0.18%      0.18%       0.06%      (0.26)%
        Net investment income (loss), before waivers........   (3.93)%   (12.20)%     0.18%       0.06%      (0.28)%
    Portfolio turnover rate(B)..............................     164%       131%       138%        135%         85%

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Large Cap Growth Portfolio through February 28, 2001.

(B) The Large Cap Growth Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2001. Portfolio turnover rate through February 28, 2001 was that of the Portfolio.



--------------------------------------------------------------------------------

Additional Information                 64                             Prospectus

                                                                  MID-CAP VALUE FUND-
                                                                  INSTITUTIONAL CLASS
                                                              ---------------------------
                                                              YEAR ENDED      JUNE 30 TO
                                                              OCTOBER 31,     OCTOBER 31,
                                                                 2005            2004
       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:         -----------     -----------
Net asset value, beginning of period........................    $ 10.27         $ 10.00
                                                                -------         -------
Income from investment operations:
    Net investment income...................................       0.13            0.02(B)
    Net gains on securities (both realized and
     unrealized)............................................       1.37            0.25
                                                                -------         -------
Total income from investment operations.....................       1.50            0.27
                                                                -------         -------
Less distributions:
    Dividends from net investment income....................      (0.05)             --
    Distributions from net realized gains on securities.....         --              --
                                                                -------         -------
Total distributions.........................................      (0.05)             --
                                                                -------         -------
Net asset value, end of period..............................    $ 11.72         $ 10.27
                                                                =======         =======
Total return................................................      14.63%           2.70%(A)
                                                                =======         =======
Ratios and supplemental data:
    Net assets, end of period (in thousands)................    $44,342         $25,546
    Ratios to average net assets (annualized):
        Expenses, net of waivers............................       1.01%           1.14%(C)
        Expenses, before waivers............................       1.02%           1.34%(C)
        Net investment income, net of waivers...............       0.92%           0.73%(C)
        Net investment income, before waivers...............       0.91%           0.53%(C)
    Portfolio turnover rate.................................        298%              6%(A)

(A)  Not annualized.

(B)  Based on average shares outstanding.

(C)  Annualized.

                                                                       SMALL CAP VALUE FUND-INSTITUTIONAL CLASS
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                               2005(F)       2004(E)      2003(D)      2002       2001(C)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:                ----------     --------     -------     -------     -------
Net asset value, beginning of period........................  $    18.85     $  16.21     $ 11.28     $ 11.69     $10.08
                                                              ----------     --------     -------     -------     ------
Income from investment operations:
    Net investment income (loss)(A).........................        0.11         0.07       (0.01)      (0.01)      0.16
    Net gains (losses) on securities (both realized and
      unrealized)(A)........................................        2.31         3.09        5.24        0.47       1.81
                                                              ----------     --------     -------     -------     ------
Total income (loss) from investment operations..............        2.42         3.16        5.23        0.46       1.97
                                                              ----------     --------     -------     -------     ------
Less distributions:
    Dividends from net investment income....................       (0.07)       (0.08)      (0.02)      (0.11)     (0.19)
    Distributions from net realized gains on securities.....       (0.77)       (0.44)      (0.28)      (0.76)     (0.17)
                                                              ----------     --------     -------     -------     ------
Total distributions.........................................       (0.84)       (0.52)      (0.30)      (0.87)     (0.36)
                                                              ----------     --------     -------     -------     ------
Net asset value, end of period..............................  $    20.43     $  18.85     $ 16.21     $ 11.28     $11.69
                                                              ==========     ========     =======     =======     ======
Total return................................................       12.90%       19.86%      47.45%       3.29%     20.16%
                                                              ==========     ========     =======     =======     ======
Ratios and supplemental data:
    Net assets, end of period (in thousands)................  $1,076,909     $429,540     $89,579     $21,936     $2,364
    Ratios to average net assets (annualized):
        Expenses, net of waivers(A).........................        0.87%        0.89%       0.89%       0.82%      0.89%
        Expenses, before waivers(A).........................        0.87%        0.89%       0.89%       0.82%      0.89%
        Net investment income, net of waivers(A)............        0.66%        0.57%       0.60%       0.81%      1.38%
        Net investment income, before waivers(A)............        0.66%        0.57%       0.60%       0.81%      1.38%
    Portfolio turnover rate(B)..............................          47%          35%         75%         81%        93%

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Small Cap Value Portfolio through February 28, 2002.

(B) The Small Cap Value Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(C) On October 9, 2001, Hotchkis and Wiley Capital Management, LLC assumed management of the Small Cap Value Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(D) Barrow, Hanley, Mewhinney & Strauss, Inc. was added as an investment advisor to the Small Cap Value Fund on September 18, 2003.

(E) The Boston Company Asset Management, LLC was added as an investment advisor to the Small Cap Value Fund on September 27, 2004.

(F) Opus Capital Management, Inc. was added as an investment advisor on February 1, 2005 and Metropolitan West Capital Management, LLC, SSgA Funds Management, Inc. and Dreman Value Management, LLC were added as investment advisors on August 12, 2005.



--------------------------------------------------------------------------------

Prospectus                             65                 Additional Information

                                                                       INTERNATIONAL EQUITY FUND-INSTITUTIONAL CLASS
                                                              ----------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------------
                                                                 2005         2004(B)       2003(F)        2002       2001(E)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:                ----------     ----------     --------     --------     --------
Net asset value, beginning of period........................  $    18.47     $    15.46     $  12.10     $  13.77     $  17.95
                                                              ----------     ----------     --------     --------     --------
Income from investment operations:
    Net investment income(A D)..............................        0.44           0.30         0.25         0.21         0.24
    Net gains (losses) on securities (both realized and
      unrealized)(D)........................................        2.31           3.12         3.47        (1.62)       (2.96)
                                                              ----------     ----------     --------     --------     --------
Total income (loss) from investment operations..............        2.75           3.42         3.72        (1.41)       (2.72)
                                                              ----------     ----------     --------     --------     --------
Less distributions:
    Dividends from net investment income....................       (0.24)         (0.41)       (0.36)       (0.26)       (0.22)
    Distributions from net realized gains on securities.....          --             --           --           --        (1.24)
                                                              ----------     ----------     --------     --------     --------
Total distributions.........................................       (0.24)         (0.41)       (0.36)       (0.26)       (1.46)
                                                              ----------     ----------     --------     --------     --------
Redemption fees added to beneficial interest................          --(G)          --(G)        --(G)        --           --
                                                              ----------     ----------     --------     --------     --------
Net asset value, end of period..............................  $    20.98     $    18.47     $  15.46     $  12.10     $  13.77
                                                              ==========     ==========     ========     ========     ========
Total return................................................       15.04%         22.49%       31.61%      (10.51)%     (16.54)%
                                                              ==========     ==========     ========     ========     ========
Ratios and supplemental data:
    Net assets, end of period (in thousands)................  $1,286,441     $1,029,272     $722,333     $537,476     $519,151
    Ratios to average net assets (annualized):
        Expenses, net of waivers(D).........................        0.70%          0.76%        0.79%        0.75%        0.78%
        Expenses, before waivers(D).........................        0.70%          0.76%        0.79%        0.75%        0.78%
        Net investment income, net of waivers(D)............        2.17%          1.69%        1.97%        1.56%        1.54%
        Net investment income, before waivers(D)............        2.17%          1.69%        1.97%        1.56%        1.54%
    Portfolio turnover rate(C)..............................          37%            36%          44%          43%          36%

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) The Boston Company Asset Management, LLC was added as an investment advisor to the International Equity Fund on September 27, 2004.

(C) The International Equity Fund invests all of its investable assets in its corresponding Portfolio. Portfolio turnover rate is that of the Portfolio.

(D) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the American Beacon Master International Equity Portfolio.

(E) Causeway Capital Management LLC replaced Merrill Lynch Investment Managers, L.P. as investment advisor to the International Equity Fund on August 31, 2001.

(F) Independence Investment LLC was removed as an investment advisor to the International Equity Fund on October 24, 2003.

(G) Amount represents less than $0.01 per share.

                                                                    EMERGING MARKETS FUND-INSTITUTIONAL CLASS
                                                              -----------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------
                                                               2005       2004       2003        2002        2001
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:                ------     ------     -------     -------     -------
Net asset value, beginning of period........................  $12.64     $10.62     $  7.20     $  6.64     $  8.17
                                                              ------     ------     -------     -------     -------
Income from investment operations:
    Net investment income(A)................................    0.15       0.07        0.04        0.09        0.11
    Net gains (losses) on securities (both realized and
      unrealized)(A)........................................    3.45       2.01        3.43        0.56       (1.62)
                                                              ------     ------     -------     -------     -------
Total income (loss) from investment operations..............    3.60       2.08        3.47        0.65       (1.51)
                                                              ------     ------     -------     -------     -------
Less distributions:
    Dividends from net investment income....................   (0.06)     (0.06)      (0.05)      (0.09)      (0.01)
    Distributions from net realized gains on securities.....   (1.08)        --          --          --       (0.01)
                                                              ------     ------     -------     -------     -------
Total distributions.........................................   (1.14)     (0.06)      (0.05)      (0.09)      (0.02)
                                                              ------     ------     -------     -------     -------
Redemption fees added to beneficial interest................      --(C)      --(C)       --(C)       --          --
                                                              ------     ------     -------     -------     -------
Net asset value, end of period..............................  $15.10     $12.64     $ 10.62     $  7.20     $  6.64
                                                              ======     ======     =======     =======     =======
Total return................................................   30.11%     19.65%      48.45%       9.80%     (18.52)%
                                                              ======     ======     =======     =======     =======
Ratios and supplemental data:
    Net assets, end of period (in thousands)................  $9,348     $7,282     $ 3,557     $ 1,769     $ 1,495
    Ratios to average net assets (annualized):
        Expenses, net of waivers(A).........................    1.52%      1.85%       1.76%       1.51%       1.43%
        Expenses, before waivers(A).........................    1.52%      1.85%       1.76%       1.51%       1.43%
        Net investment income, net of waivers(A)............    1.22%      0.74%       0.62%       1.11%       2.07%
        Net investment income, before waivers(A)............    1.22%      0.74%       0.62%       1.11%       2.07%
    Portfolio turnover rate(B)..............................      63%        76%         80%         94%         95%

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Emerging Markets Portfolio through February 28, 2002.

(B) The Emerging Markets Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(C) Amount represents less than $0.01 per share.


--------------------------------------------------------------------------------

Additional Information                 66                             Prospectus

                                                                           S&P 500 INDEX FUND-INSTITUTIONAL CLASS
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
                                                                2005         2004         2003           2002           2001
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:                --------     --------     --------       --------       --------
Net asset value, beginning of period........................  $  16.43     $  15.10     $  11.96       $  15.62       $  17.99
                                                              --------     --------     --------       --------       --------
Income from investment operations(A):
    Net investment income...................................      0.29         0.29         0.21           0.20           0.20
    Net gains (losses) on securities (both realized and
      unrealized)...........................................      0.47         1.32         3.14          (3.66)         (2.38)
                                                              --------     --------     --------       --------       --------
Total from investment operations............................      0.76         1.61         3.35          (3.46)         (2.18)
                                                              --------     --------     --------       --------       --------
Less distributions:
    Dividends from net investment income....................     (0.29)       (0.28)       (0.21)         (0.20)         (0.19)
    Tax return of capital...................................        --(B)        --           --             --             --(B)
                                                              --------     --------     --------       --------       --------
Total distributions.........................................     (0.29)       (0.28)       (0.21)         (0.20)         (0.19)
                                                              --------     --------     --------       --------       --------
Net asset value, end of period..............................  $  16.90     $  16.43     $  15.10       $  11.96       $  15.62
                                                              ========     ========     ========       ========       ========
Total return................................................      4.74%       10.76%       28.26%        (22.27)%       (12.12)%
                                                              ========     ========     ========       ========       ========
Ratios and supplemental data:
    Net assets, end of period (in thousands)................  $225,857     $244,668     $245,251       $195,368       $254,289
    Ratios to average net assets (annualized)(A):
        Net investment income...............................      1.75%        1.85%        1.63%          1.47%          1.22%
        Expenses, including expenses of the master
          portfolio.........................................      0.13%        0.17%        0.14%          0.14%          0.15%

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the State Street Equity 500 Index Portfolio.

(B) The tax return of capital is calculated based upon outstanding shares at the time of distribution. Amounts are less than $0.01 per share.

                                                                     SMALL CAP INDEX FUND-INSTITUTIONAL CLASS
                                                              -------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------
                                                               2005        2004        2003        2002        2001
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:                -------     -------     -------     -------     -------
Net asset value, beginning of period........................  $ 12.57     $ 11.27     $  7.70     $  9.79     $  9.69
                                                              -------     -------     -------     -------     -------
Income from investment operations(A):
    Net investment income...................................     0.16        0.14        0.04        0.11        0.09
    Net gains (losses) on securities (both realized and
      unrealized)...........................................     0.42        1.87        3.57       (2.10)       0.11
                                                              -------     -------     -------     -------     -------
Total from investment operations............................     0.58        2.01        3.61       (1.99)       0.20
                                                              -------     -------     -------     -------     -------
Less distributions:
    Dividends from net investment income....................    (0.17)      (0.13)      (0.04)      (0.10)      (0.09)
    Distributions from net realized gain on investments.....    (0.15)      (0.58)         --          --          --
    Tax return of capital...................................    (0.05)(B)      --          --          --       (0.01)(B)
                                                              -------     -------     -------     -------     -------
Total distributions.........................................    (0.37)      (0.71)      (0.04)      (0.10)      (0.10)
                                                              -------     -------     -------     -------     -------
Net asset value, end of period..............................  $ 12.78     $ 12.57     $ 11.27     $  7.70     $  9.79
                                                              =======     =======     =======     =======     =======
Total return................................................     4.51%      17.91%      46.90%     (20.37)%      2.07%
                                                              =======     =======     =======     =======     =======
Ratios and supplemental data:
    Net assets, end of period (in thousands)................  $46,113     $39,196     $67,756     $11,227     $11,803
    Ratios to average net assets (annualized)(A):
        Net investment income...............................     1.12%       0.90%       1.04%       1.13%       1.36%
        Expenses, including expenses of the master
          portfolio.........................................     0.18%       0.22%       0.24%       0.20%       0.19%

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Master Small Cap Index Series.

(B) The tax return of capital is calculated based upon outstanding shares at the time of distribution.



--------------------------------------------------------------------------------

Prospectus                             67                 Additional Information

                                                                INTERNATIONAL EQUITY INDEX FUND-INSTITUTIONAL CLASS
                                                              -------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------
                                                               2005        2004        2003        2002        2001
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:                -------     -------     -------     -------     -------
Net asset value, beginning of period........................  $  9.39     $  8.01     $  5.86     $  7.07     $  9.21
                                                              -------     -------     -------     -------     -------
Income from investment operations(A):
    Net investment income...................................     0.21        0.17        0.14        0.11        0.10
    Net gains (losses) on securities (both realized and
      unrealized)...........................................     1.06        1.44        2.13       (1.23)      (2.12)
                                                              -------     -------     -------     -------     -------
Total from investment operations............................     1.27        1.61        2.27       (1.12)      (2.02)
                                                              -------     -------     -------     -------     -------
Less distributions:
    Dividends from net investment income....................    (0.24)      (0.23)      (0.12)      (0.09)      (0.09)
    Tax return of capital...................................    (0.09)(B)      --          --          --       (0.03)
                                                              -------     -------     -------     -------     -------
Total distributions.........................................    (0.33)      (0.23)      (0.12)      (0.09)      (0.12)
                                                              -------     -------     -------     -------     -------
Net asset value, end of period..............................  $ 10.33     $  9.39     $  8.01     $  5.86     $  7.07
                                                              =======     =======     =======     =======     =======
Total return................................................    13.58%      20.12%      38.87%     (15.65)%    (22.14)%
                                                              =======     =======     =======     =======     =======
Ratios and supplemental data:
    Net assets, end of period (in thousands)................  $90,200     $23,156     $10,043     $ 4,912     $ 3,773
    Ratios to average net assets (annualized)(A):
        Net investment income...............................     2.49%       2.16%       2.71%       1.97%       1.49%
        Expenses, including expenses of the master
          portfolio.........................................     0.23%       0.26%       0.31%       0.25%       0.29%

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Master International Index Series.

(B) The tax return of capital is calculated based upon outstanding shares at the time of distribution.

                                                                          HIGH YIELD BOND FUND-INSTITUTIONAL CLASS
                                                              ----------------------------------------------------------------
                                                                                                                  DECEMBER 29,
                                                                                                                      2000
                                                                          YEAR ENDED OCTOBER 31,                       TO
                                                              -----------------------------------------------     OCTOBER 31,
                                                                2005         2004         2003         2002           2001
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:                --------     --------     --------     --------     ------------
Net asset value, beginning of period........................  $  10.86     $  10.73     $   9.63     $   9.82       $ 10.00
                                                              --------     --------     --------     --------       -------
Income from investment operations:
    Net investment income...................................      0.76         0.78         0.78         0.80          0.71
    Net gains (losses) on securities (both realized and
      unrealized)...........................................     (0.84)        0.27         1.10        (0.19)        (0.18)
                                                              --------     --------     --------     --------       -------
Total income from investment operations.....................     (0.08)        1.05         1.88         0.61          0.53
                                                              --------     --------     --------     --------       -------
Less distributions:
    Dividends from net investment income....................     (0.76)       (0.78)       (0.78)       (0.80)        (0.71)
    Distributions from net realized gains on securities.....      0.20        (0.14)          --           --            --
                                                              --------     --------     --------     --------       -------
Total distributions.........................................     (0.56)       (0.92)       (0.78)       (0.80)        (0.71)
                                                              --------     --------     --------     --------       -------
Net asset value, end of period..............................  $  10.22     $  10.86     $  10.73     $   9.63       $  9.82
                                                              ========     ========     ========     ========       =======
Total return................................................      3.03%       10.19%       20.11%        6.28%         5.33%(A)
                                                              ========     ========     ========     ========       =======
Ratios and supplemental data:
    Net assets, end of period (in thousands)................  $216,744     $241,777     $161,380     $104,813       $53,275
    Ratios to average net assets (annualized):
        Expenses, net of waivers............................      0.84%        0.88%        0.90%        0.90%         0.90%(B)
        Expenses, before waivers............................      0.84%        0.92%        1.00%        0.98%         1.07%(B)
        Net investment income, net of waivers...............      7.24%        7.27%        7.51%        8.02%         8.48%(B)
        Net investment income, before waivers...............      7.24%        7.23%        7.41%        7.94%         8.31%(B)
    Portfolio turnover rate.................................       128%         138%         114%         163%          145%(A)

(A) Not annualized.

(B) Annualized.



--------------------------------------------------------------------------------

Additional Information                 68                             Prospectus

                                                                     INTERMEDIATE BOND FUND-INSTITUTIONAL CLASS
                                                              ---------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------
                                                              2005(C)      2004         2003         2002        2001
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:                -------     -------     --------     --------     -------
Net asset value, beginning of period........................  $ 10.33     $ 10.24     $  10.22     $  10.30     $  9.53
                                                              -------     -------     --------     --------     -------
Income from investment operations:
    Net investment income(A)................................     0.42        0.40         0.45         0.53        0.58
    Net gains (losses) on securities (both realized and
      unrealized)(A)........................................    (0.29)       0.14         0.02        (0.08)       0.77
                                                              -------     -------     --------     --------     -------
Total income from investment operations.....................     0.13        0.54         0.47         0.45        1.35
                                                              -------     -------     --------     --------     -------
Less distributions:
    Dividends from net investment income....................    (0.45)      (0.45)       (0.45)       (0.53)      (0.58)
    Distributions from net realized gains on securities.....       --          --           --           --          --
                                                              -------     -------     --------     --------     -------
Total distributions.........................................    (0.45)      (0.45)       (0.45)       (0.53)      (0.58)
                                                              -------     -------     --------     --------     -------
Net asset value, end of period..............................  $ 10.01     $ 10.33     $  10.24     $  10.22     $ 10.30
                                                              =======     =======     ========     ========     =======
Total return................................................     1.26%       5.38%        4.62%        4.57%      14.58%
                                                              =======     =======     ========     ========     =======
Ratios and supplemental data:
    Net assets, end of period (in thousands)................  $93,270     $96,242     $131,927     $144,098     $95,820
    Ratios to average net assets (annualized):
        Expenses, net of waivers(A).........................     0.31%       0.34%        0.32%        0.30%       0.30%
        Expenses, before waivers(A).........................     0.31%       0.34%        0.32%        0.30%       0.30%
        Net investment income, net of waivers(A)............     4.12%       3.97%        4.32%        5.23%       5.84%
        Net investment income, before waivers(A)............     4.12%       3.97%        4.32%        5.23%       5.84%
    Portfolio turnover rate(B)..............................      119%        106%         187%         185%        164%

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Intermediate Bond Portfolio through February 28, 2002.

(B) The Intermediate Bond Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(C) On March 1, 2005, the existing Institutional Class shares were terminated and exchanged for AMR Class shares at a conversion rate of 1.0202. Following this exchange, the former AMR Class Shares were re-named Institutional Class.

                                                                      SHORT-TERM BOND FUND-INSTITUTIONAL CLASS
                                                              ---------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------
                                                              2005(C)        2004        2003        2002        2001
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:                -------       -------     -------     -------     -------
Net asset value, beginning of period........................  $  9.07       $  9.31     $  9.44     $  9.60     $  9.20
                                                              -------       -------     -------     -------     -------
Income from investment operations:
    Net investment income(B)................................     0.29          0.27        0.42        0.44        0.59
    Net gains (losses) on securities (both realized and
      unrealized)(B)........................................    (0.20)        (0.05)      (0.07)      (0.11)       0.40
                                                              -------       -------     -------     -------     -------
Total income from investment operations.....................     0.09          0.22        0.35        0.33        0.99
                                                              -------       -------     -------     -------     -------
Less distributions:
    Dividends from net investment income....................    (0.41)        (0.46)      (0.48)      (0.49)      (0.59)
                                                              -------       -------     -------     -------     -------
Total distributions.........................................    (0.41)        (0.46)      (0.48)      (0.49)      (0.59)
                                                              -------       -------     -------     -------     -------
Net asset value, end of period..............................  $  8.75       $  9.07     $  9.31     $  9.44     $  9.60
                                                              =======       =======     =======     =======     =======
Total return................................................     1.00%         2.39%       3.82%       3.60%      11.07%
                                                              =======       =======     =======     =======     =======
Ratios and supplemental data:
    Net assets, end of period (in thousands)................  $79,683       $80,504     $91,911     $89,932     $81,370
    Ratios to average net assets (annualized):
        Expenses, net of waivers(B).........................     0.33%         0.33%       0.33%       0.30%       0.33%
        Expenses, before waivers(B).........................     0.33%         0.33%       0.33%       0.30%       0.33%
        Net investment income, net of waivers(B)............     3.15%         3.00%       4.54%       4.63%       6.26%
        Net investment income, before waivers(B)............     3.15%         3.00%       4.54%       4.63%       6.26%
    Portfolio turnover rate(A)..............................       38%           41%         81%         63%        104%

(A) The Short-Term Bond Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(B) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Short-Term Bond Portfolio through February 28, 2002.

(C) On March 1, 2005, the existing Institutional Class shares were terminated and exchanged for AMR Class shares at a conversion rate of 1.0014. Following this exchange, the former AMR Class Shares were re-named Institutional Class.



--------------------------------------------------------------------------------

Prospectus                             69                 Additional Information

                                                               TREASURY INFLATION PROTECTED SECURITIES
                                                                       FUND-INSTITUTIONAL CLASS
                                                              ------------------------------------------
                                                                 YEAR ENDED           SIX MONTHS ENDED
                                                              DECEMBER 31, 2005     DECEMBER 31, 2004(A)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                 -----------------     --------------------
Net asset value, beginning of period........................       $ 10.16                 $ 10.00
                                                                   -------                 -------
Income from investment operations:
    Net investment income...................................          0.56                    0.18(B)
    Net gains on securities (both realized and
      unrealized)...........................................         (0.37)                   0.21
                                                                   -------                 -------
Total income from investment operations.....................         (0.19)                   0.39
                                                                   -------                 -------
Less distributions:
    Dividends from net investment income....................         (0.55)                  (0.23)
    Distributions from net realized gains on securities.....         (0.05)                     --
                                                                   -------                 -------
Total distributions.........................................         (0.60)                  (0.23)
                                                                   -------                 -------
Net asset value, end of period..............................       $  9.75                 $ 10.16
                                                                   =======                 =======
Total return................................................          1.86%                   3.94%(C)
                                                                   =======                 =======
Ratios and supplemental data:
    Net assets, end of period (in thousands)................       $30,584                 $20,943
    Ratios to average net assets (annualized):
        Expenses, net of waivers............................          0.44%                   0.46%
        Expenses, before waivers............................          0.39%                   0.62%
        Net investment income, net of waivers...............          5.45%                   3.34%
        Net investment income, before waivers...............          5.50%                   3.18%
    Portfolio turnover rate.................................           355%                    190%(C)

(A) The Treasury Inflation Protected Securities Fund commenced active operations on June 30, 2004.

(B) Based on average shares outstanding.

(C) Not annualized.

                                                                        MONEY MARKET FUND-INSTITUTIONAL CLASS
                                                              ----------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                               2005        2004         2003         2002         2001
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:                -------     -------     --------     --------     --------
Net asset value, beginning of period........................  $  1.00     $  1.00     $   1.00     $   1.00     $   1.00
                                                              -------     -------     --------     --------     --------
Income from investment operations:
   Net investment income(A).................................     0.03        0.01         0.01         0.02         0.04
   Net realized gain on investments.........................       --(B)       --(B)        --(B)        --(B)        --(B)
                                                              -------     -------     --------     --------     --------
Total income from investment operations.....................     0.03        0.01         0.01         0.02         0.04
                                                              -------     -------     --------     --------     --------
Less distributions:
   Dividends from net investment income.....................    (0.03)      (0.01)       (0.01)       (0.02)       (0.04)
   Distributions from net realized gain on investments......       --(B)       --(B)        --(B)        --(B)        --(B)
                                                              -------     -------     --------     --------     --------
Total distributions.........................................    (0.03)      (0.01)       (0.01)       (0.02)       (0.04)
                                                              -------     -------     --------     --------     --------
Net asset value, end of period..............................  $  1.00     $  1.00     $   1.00     $   1.00     $   1.00
                                                              =======     =======     ========     ========     ========
Total return................................................     3.06%       1.20%        0.97%        1.67%        4.15%
                                                              =======     =======     ========     ========     ========
Ratios and supplemental data:
   Net assets, end of period (in thousands).................  $36,421     $34,146     $159,092     $474,922     $805,843
   Ratios to average net assets (annualized):(A)
       Expenses, net of waivers.............................     0.28%       0.24%        0.27%        0.24%        0.25%
       Expenses, before waivers.............................     0.28%       0.24%        0.27%        0.24%        0.25%
       Net investment income, net of waivers................     3.07%       1.05%        1.00%        1.68%        4.13%
       Net investment income, before waivers................     3.07%       1.05%        1.00%        1.68%        4.13%

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the American Beacon Master Money Market Portfolio.

(B) Amount is less than $0.01 per share.



--------------------------------------------------------------------------------

Additional Information                 70                             Prospectus

                                  -- Notes --

                                  -- Notes --

                                  -- Notes --

ADDITIONAL INFORMATION                                                    536432
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUNDS IS FOUND IN THE DOCUMENTS LISTED BELOW. REQUEST A FREE COPY OF THESE DOCUMENTS BY CALLING 1-800-658-5811 OR YOU MAY ACCESS THEM ON THE FUNDS' WEBSITE AT WWW.AMERICANBEACONFUNDS.COM.

  ANNUAL REPORT/SEMI-ANNUAL REPORT                          STATEMENT OF ADDITIONAL INFORMATION ("SAI")
  The Funds' Annual and Semi-Annual Reports list each       The SAI contains more details about the Funds and their
  Fund's actual investments as of the report's date. They   investment policies. The SAI is incorporated in this
  also include a discussion by the Manager of market        Prospectus by reference (it is legally part of this
  conditions and investment strategies that significantly   Prospectus). A current SAI is on file with the
  affected the Funds' performance. The report of the        Securities and Exchange Commission (SEC).
  Funds' independent auditors is included in the Annual
  Report.

TO OBTAIN MORE INFORMATION ABOUT THE FUNDS:


(TELEPHONE GRAPHIC)         (MAILBOX GRAPHIC)                 (KEYBOARD GRAPHIC)                    (MOUSE GRAPHIC)
   BY TELEPHONE:                BY MAIL:                          BY E-MAIL:                        ON THE INTERNET:
Call 1-800-658-5811       American Beacon Funds       american _ beacon.funds@ambeacon.com         Visit our website at
                     4151 Amon Carter Blvd., MD 2450                                          www.americanbeaconfunds.com
                          Fort Worth, TX 76155                                            Visit the SEC website at www.sec.gov

The SAI and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, 100 F Street NE, Washington, D.C. 20549. The SAI and other information about the Funds may also be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

FUND SERVICE PROVIDERS:

    CUSTODIAN                     TRANSFER AGENT              INDEPENDENT REGISTERED       DISTRIBUTOR
    STATE STREET BANK            BOSTON FINANCIAL             PUBLIC ACCOUNTING FIRM       FORESIDE FUND SERVICES
      AND TRUST                    DATA SERVICES              ERNST & YOUNG LLP            Portland, Maine
    Boston, Massachusetts        Kansas City, Missouri        Chicago, Illinois

                          (AMERICAN BEACON FUNDS LOGO)
                            SEC File Number 811-4984

American Beacon Funds is a service mark of AMR Corporation. American Beacon Balanced Fund, American Beacon Large Cap Value Fund, American Beacon Large Cap Growth Fund, American Beacon Mid-Cap Value Fund, American Beacon International Equity Fund, American Beacon Emerging Markets Fund, American Beacon High Yield Bond Fund, American Beacon Intermediate Bond Fund, American Beacon Short-Term Bond Fund, American Beacon Treasury Inflation Protected Securities Fund, American Beacon Small Cap Value Fund, American Beacon Money Market Fund, American Beacon Small Cap Index Fund, and American Beacon International Equity Index Fund are service marks of American Beacon Advisors, Inc.



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Additional Information                                                Prospectus